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                                                                  EXHIBIT 10.2



               COLLABORATIVE DEVELOPMENT AND MARKETING AGREEMENT

         This COLLABORATIVE DEVELOPMENT AND MARKETING AGREEMENT is entered into as of August 12, 2004 (the "Effective Date"), by and between PALATIN TECHNOLOGIES, INC., a Delaware corporation having an address of Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512 ("Palatin") and KING PHARMACEUTICALS, INC., a Tennessee corporation having an address of 501 Fifth Avenue, Bristol, Tennessee 37620, ("King"). Each of King and Palatin is sometimes referred to individually herein as a "Party" and collectively as the "Parties".

        WHEREAS, Palatin Controls and develops certain Technology and/or Proprietary Materials related to its proprietary treatment for sexual dysfunction; and

        WHEREAS, King is engaged in the development and marketing of human therapeutics; and

        WHEREAS, the Parties desire to enter into a collaboration for the purpose of Developing and Marketing Products derived from Palatin Technology and Proprietary Materials; and

        WHEREAS, King has also agreed to make, simultaneous with the Closing and upon the occurrence of certain milestones specified herein, equity investments in Palatin common stock, such investments to be made pursuant to the terms of the Securities Purchase Agreement, in the form attached hereto as Exhibit H (the "Securities Purchase Agreement"), dated as of the date of the Closing, which Securities Purchase Agreement requires the issuance by Palatin of Warrants pursuant to Section 6.2.4 hereof.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged by the Parties, the Parties hereto, intending to be legally bound, agree as follows.

1. DEFINITIONS

        Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1 "ACCOUNTING AND FINANCE PLANS" means the written plans (which shall include a detailed strategy, budget, proposed timelines and all Collaboration Costs) describing the financial plans to be carried out by each Party during each Calendar Year pursuant to this Agreement which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King. In addition, the Accounting and Finance Plan shall include all budgets for the Collaboration, including budgets for the overall Development and Marketing Program and each of the Program Plans. After the date hereof, each Accounting and Finance Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed as an amendment to Exhibit G. The Accounting and Finance Plans shall not create an obligation on the Parties to coordinate their accounting methods or undertake any sort of joint accounting, except to the extent specified in the definition of Collaboration Costs.

1.2 "ACTION" HAS THE MEANING SET FORTH IN SECTION 12.5.

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1.3 "ADVERSE EVENT" means any life-threatening drug experience, serious adverse drug experience, unexpected adverse drug experience, expected drug experience or non-serious drug experience, all as defined in ICH Guidance ICH E2A or in any provision of the Food and Drug Act, any law, rule or regulation promulgated thereunder, or any foreign equivalent, or other similar experience in a human who is administered a Product, whether or not considered Product related, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use, abuse, or withdrawal of or from such Product.

1.4 "AFFILIATE" means any corporation, firm, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, (x) "control" means ownership, directly or through one or more Affiliates, of (a) fifty percent (50%) or more of the shares or voting rights in case of a corporation or limited company, (b) fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, (c) fifty percent (50%) or more of the equity or controlling interests in the case of any other type of legal entity (including, without limitation, joint ventures) or status as a general partner in any partnership, or (d) any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of an entity, and (y) following the Merger, shall exclude Somerset Pharmaceuticals, Inc.

1.5 "AGREEMENT" means this Collaborative Development and Marketing Agreement, including all attached exhibits, as well as all amendments, supplements and/or restatements thereof.

1.6 "API" means, with respect to a Product, the active pharmaceutical ingredient used in the Product.

1.7 "APPLICABLE LAW" means applicable U.S. and foreign laws, rules, regulations, guidelines and standards, including but not limited to those of the FDA and comparable foreign Regulatory Authorities.

1.8 "ASSETS" has the meaning set forth in Section 5.5.2.

1.9 "BANKRUPTCY CODE" means the U.S. Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq.

1.10 "CALENDAR QUARTER" means, with respect to the first such Calendar Quarter, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls and, thereafter, each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31. In the event that the termination of this Agreement does not fall on the last day of a Calendar Quarter, the "FINAL CALENDAR QUARTER" shall mean the period from the last day of the most recent Calendar Quarter through the applicable date of termination of this Agreement.


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1.11 "CALENDAR YEAR" means each successive twelve (12) month period commencing on January 1 and ending on December 31. The first Calendar Year of this Collaboration shall begin on the Effective Date and end on December 31, 2004. In the event that the termination of this Agreement does not fall on the last day of a Calendar Year, the "FINAL CALENDAR YEAR" shall mean the period from the last day of the most recent Calendar Year through the applicable date of termination of this Agreement.

1.12 "CHAIRMAN" has the meaning set forth in Section 2.2.

1.13 "CHANGE OF CONTROL" means that any of the following events, to the extent permitted hereunder, has occurred: (i) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a Party, any employee benefit plan of a Party or any entity organized, appointed or established by a Party for or pursuant to the terms of any such plan, together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) becomes the beneficial owner or owners (as defined in Rule 13d-3 and 13d-5 promulgated under the Exchange
Act), directly or indirectly, of more than 50% of the outstanding equity securities of the Party, or otherwise becomes entitled, directly or indirectly, to vote more than 50% of the voting power entitled to be cast at elections for directors ("Voting Power") of the Party; (ii) a consolidation or merger (in one transaction or a series of related transactions) of a Party pursuant to which the holders of a Party's equity securities immediately prior to such transaction or series of related transactions would not be the holders, directly or indirectly, immediately after such transaction or series of related transactions of more than 50% of the Voting Power of the entity surviving such transaction or series of related transactions; (iii) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of a Party; (iv) the liquidation or dissolution of a Party or a Party ceasing to do business; and (v) a permitted assignment pursuant to Section 15.10.

1.14 "CLINICAL PLANS" means the written plans (which shall include a detailed strategy, budget and proposed timelines) describing the clinical Development activities to be carried out by each Party during each Calendar Year pursuant to this Agreement which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King. After the date hereof, each Clinical Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed as an amendment to Exhibit C.

1.15 "CLOSING" shall mean, subject to the satisfaction or waiver of the conditions set forth in Section 6.1.3, the closing of the transactions contemplated by this Agreement.

1.16 "CLOSING DATE" shall mean the earlier of: (i) the first (1st) day, unless the first (1st) day falls on a weekend or holiday, in which case it shall be the next business day, after the expiration or termination of all applicable waiting periods under the HSR Act or (ii) the first (1st) day, unless the first (1st) day falls on a weekend or holiday, in which case it shall be the next business day, after the joint determination (by certification from each Party to the other) that notification under the HSR Act is not required.

1.17 "CMC" means chemistry, manufacturing and controls activities related to Product and/or API for any Product.



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1.18 "COLLABORATION" means the association of Palatin and King established pursuant to this Agreement for the purpose of conducting the Development and Marketing Program so as to accomplish the objectives of the Development and Marketing Program, including the Marketing of Products.

1.19 "COLLABORATION COSTS" means, to the extent approved by the JDMC, the sum of
(a) Development Costs, (b) Manufacturing/CMC Costs, (c) Marketing Costs, (d) Regulatory and IP Costs, (e) product liability costs, as contemplated by Section 5.4, (f) any other cost or expense expressly stated to be a Collaboration Cost in this Agreement or under a Program Plan, (g) quantity, trade or cash discounts, chargebacks, returns, allowances, rebates (including without limitation any and all federal, state or local government rebates, such as Medicaid rebates) and costs incurred in connection with processing the foregoing and price adjustments, to the extent actually allowed in any invoice relating to Product (to the extent not already deducted as part of the calculation of Net Sales), (h) sales and other excise taxes and duties or similar governmental charges directly related to the sale of Product (to the extent not already deducted as part of the calculation of Net Sales), and (i) any other direct and allocable internal costs and direct and allocable external costs incurred in conducting the Development and Marketing Program, all calculated in accordance with GAAP and all approved by the JDMC. Except to the extent this Agreement expressly provides for payments that do not require JDMC approval, and except to the extent the JDMC has approved any payment hereunder, neither Party shall (y) be obligated to incur any costs or expend any funds that have not been approved by such Party or (z) have the authority to cause the other party to incur any costs or expend any funds that have not been approved by such other Party. Notwithstanding anything to the contrary contained herein, Collaboration Costs shall not include (i) indirect costs, overhead, general and administrative costs and other similar costs, (ii) any costs which relate to the business of a Party as a whole without specifically referencing a Product or (iii) costs required to be paid by Palatin under the CT License Agreement (which shall be the responsibility of Palatin), including without limitation pursuant to the indemnification provisions thereof except to the extent the same are the result of the acts or omissions of King. In calculating the Collaboration Costs, the following principles shall apply: (x) there shall be no double counting of any costs or expenses or of any revenues, and to the extent a cost or expense has been included in one category or sub-category, it shall not be included in another, and to the extent any revenue has been taken into account in one category or sub-category, it shall not be taken into account in another; (y) when allocating costs and expenses under this Agreement, each Party shall utilize the same policies and principles as it utilizes consistently within its group and business units when making internal cost allocations; and (z) all costs and expenses shall be determined, and all calculations shall be made, in accordance with GAAP.

1.20 "COLLABORATION LICENSE FEE" has the meaning set forth in Section 6.2.1.

1.21 "COLLABORATION MANAGER" has the meaning set forth in Section 2.5.

1.22 "COLLABORATION REVENUE" means the sum of (a) Net Sales and (b) all other consideration or revenue paid to or received by or on the account of a Party in connection with this Agreement, the Collaboration or the Development and Marketing Program (including, without limitation, any and all Net Sales and all consideration and revenues resulting from Development and Marketing in the ROW).



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1.23 "COMPLETION OF PHASE II CLINICAL TRIALS" means achievement of clinical endpoints agreed upon by the Clinical Committee for specific Phase II Clinical Trials for the relevant Product for a specific indication and the specific dosage strengths, which data enables the Parties to proceed with Phase III Clinical Trials, without any objection from the FDA that prevents proceeding with such Phase III Clinical Trials, as documented by FDA contact reports. For the avoidance of doubt, the "Completion of Phase II Clinical Trials" for FSD and for ED shall be independent events, and the conduct of additional Preclinical Plan and Clinical Plan activities for a given Product for a given indication (including, without limitation, additional Phase II Clinical Trials for such Product and such indication) subsequent to the first Completion of Phase II Clinical Trials for such Product shall not be deemed to and shall not be dispositive of the prior occurrence of the Completion of Phase II Clinical Trials for such Product and for such indication.

1.24 "COMPLETION OF PHASE III CLINICAL TRIALS" means achievement of clinical endpoints agreed upon by the Clinical Committee for Phase III Clinical Trials, which data enables the Parties to file for Regulatory Approval on the relevant Product for the relevant indication.

1.25 "CONFIDENTIAL INFORMATION" means (a) all Technology produced or developed by either Party in the Development and Marketing Program, (b) all information exchanged by the Parties prior to the date hereof, and (c) with respect to a Party (the "Receiving Party"), all information, Technology and Proprietary Materials which are disclosed by the other Party (the "Disclosing Party") to the Receiving Party hereunder or to any of its employees, Consultants, Affiliates or Sublicensees, except to the extent that any such information (i) as of the date of disclosure is demonstrably known to the Receiving Party or its Affiliates, as demonstrated by credible written documentation; (ii) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the Receiving Party; (iii) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party; or (iv) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party as demonstrated by credible written documentation. All Palatin Technology, King Technology and Joint Technology that is used in or, in the judgment of the JDMC, reasonably likely to be used in the Development and Marketing Program shall be considered, during the Term and, if the Agreement terminates earlier pursuant to Article 11, for so long as any Product is being Developed or Marketed, Confidential Information of both Parties, regardless of which Party provided or developed same; provided, however, that (x) during the Term hereof, neither Party shall be restricted from using any of its own Confidential Information outside the Field, provided, and only to the extent, that such use outside the Field does not, and would not reasonably be expected to adversely impact any intellectual property rights or commercial interests of the Collaboration, including without limitation the Development and Marketing Program; and (y) after termination of this Agreement pursuant to Section 11.2, (i) the Party with the right to Develop and Market Product after termination shall be permitted to use any of either party's Confidential Information as reasonably required in connection with such Development and Marketing and (ii) neither Party shall be restricted from using any of its own Confidential Information outside the Field, provided, and only to the extent, that such use outside the Field does not, and would not reasonably be expected to adversely impact any intellectual property rights or commercial interests of the Party with the right to Develop and Market Product after termination, with respect to such Development and Marketing.



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1.26 "CONSULTANT" means a third party who has entered into or hereafter enters into a written agreement with Palatin or King or both to provide consulting services that are material or are reasonably likely, in the judgment of the JDMC, to become material to the Development and Marketing Program, which written agreement, (a) includes an assignment of all right, title and interest in and to all work product and all inventions arising from the performance of such agreement, and all intellectual property rights attaching thereto, to Palatin or King, as applicable and (b) binds the relevant third party by obligations of confidentiality and non-use with respect to all such work product, inventions, Confidential Information and intellectual property rights that are at least as stringent as those set forth herein.

1.27 "CONTROL" or "CONTROLLED" means (a) with respect to Technology (other than Proprietary Materials) and/or Patent Rights, the possession by a Party of the ability to grant a license or sublicense of such Technology and/or Patent Rights as provided herein without the payment of additional consideration (other than any additional consideration to be paid pursuant to the CT License Agreement) and/or without violating the terms of any agreement or arrangement between such Party and any Third Party and (b) with respect to Proprietary Materials, the possession by a Party of the ability to supply such Proprietary Materials to the other Party as provided herein without the payment of additional consideration and without violating the terms of any agreement or arrangement between such Party and any Third Party.

1.28 "COPROMOTE" or "COPROMOTION" means the right of Palatin, consistent with the allocation of responsibilities under the Marketing Plan, to the extent amended pursuant to Section 5.1, to copromote with King, Product in any legal manner in the Territory to the urology specialty only.

1.29 "COPROMOTION OPTION" has the meaning set forth in Section 5.1.

1.30 "CT LICENSE AGREEMENT" means the License Agreement dated as of March 31, 1998 by and between Palatin and Competitive Technologies, Inc. ("CT"), a copy of which has been provided to King, as it may be amended from time to time hereafter, with the consent of King, to the extent required pursuant to Section 7.4.

1.31 "CTM" or "CLINICAL TRIAL MATERIALS" means any Product manufactured, packaged and labeled as required by Applicable Law to be used as investigational drug or placebo for use in the conduct of clinical trials in humans.

1.32 "DEFAULT" means (a) a material breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a material breach, default or violation or cause any material mortgages, liens, security interests, charges, covenants, options, claims, restrictions and encumbrances of any kind to arise, or (c) respect to a contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a material right to receive damages or a payment of material monies or penalties of or under such contract by a party other than a Party.


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1.33 "DEFAULTING PARTY" has the meaning set forth in Section 3.10.

1.34 "DEVELOPING PARTY" has the meaning set forth in Section 11.2.2(d).

1.35 "DEVELOPMENT" or "DEVELOP" means, with respect to a Product, all research, preclinical, pharmaceutical and clinical activities and other activities undertaken in order to obtain Regulatory Approval of such Product in accordance with this Agreement prior to Regulatory Approval of such Product. These activities shall include preclinical and clinical drug development activities, including, among other things: research, test method development and stability testing, toxicology, animal studies, statistical analysis and report writing, clinical trial design and performance prior to obtaining Regulatory Approvals, obtaining Regulatory Approvals, and regulatory affairs related to the foregoing. "Development" shall also include relevant formulation, process development, manufacturing, manufacturing scale-up, CMC, development-stage manufacturing, quality assurance, and quality control development. All of the items in the immediately preceding sentence shall be subject to King's final decision-making authority to the extent set forth in Section 2.10.2 hereof, notwithstanding the inclusion of any or all of the foregoing activities in the Preclinical Plans or Clinical Plans.

1.36 "DEVELOPMENT AND MARKETING PROGRAM" means the collaborative development and marketing program in the Field commencing on the date hereof and conducted by Palatin and King pursuant to this Agreement and the Preclinical Plans, Clinical Plans, Manufacturing/CMC Plans, Regulatory Plans, Marketing Plans, and Accounting and Finance Plans.

1.37 "DEVELOPMENT COSTS" means, with respect to a Product, all costs incurred by a Party directly attributable to Development of such Product, but not including applicable Manufacturing/CMC Costs and Regulatory Costs.

1.38 "DISCRETIONARY FUNDING" has the meaning set forth in Section 2.8.2.

1.39 "ED" means erectile dysfunction and all related sub-indications.

1.40 "EFFECTIVE DATE" has the meaning set forth in the first paragraph of this Agreement.

1.41 "EVENT OF BANKRUPTCY" has the meaning set forth in Section 11.2.4.

1.42 "EXPENSE PAYMENT" has the meaning set forth in Section 6.2.2.

1.43 "FAMC" means the fully absorbed manufacturing costs which includes direct costs and allocated costs, but not indirect and overhead costs.

1.44 "FDA" means the United States Food and Drug Administration or any successor agency.

1.45 "FIELD" means the palliative, prophylactic or therapeutic treatment of human sexual dysfunction, including ED and FSD.



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1.46 "FILING PARTY" has the meaning set forth in Section 9.1.2.

1.47 "FIRST COMMERCIAL SALE" means, with respect to any Product, the first sale for end-use or consumption, including any sale to a wholesaler or distributor, of such Product in a country after the applicable Regulatory Authority has granted Regulatory Approval. For purposes of this definition, any sale to an Affiliate or Sublicensee will not constitute a First Commercial Sale.

1.48 "FORCE MAJEURE" means an event beyond the reasonable control of a Party that prevents the performance, in whole or in part, by the Party of any of its obligations hereunder, including by reason of any act of God, flood, fire, explosion, earthquake, breakdown of plant, shortage of critical equipment, loss or unavailability of manufacturing facilities or material, strike, lockout, labor dispute, casualty or accident, or war, terrorist act, revolution, civil commotion, acts of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government, if and only if the Party affected shall have used commercially reasonable efforts to avoid the effects of such occurrence and to remedy it promptly if it has occurred.

1.49 "FSD" means female sexual dysfunction and all related subindications.

1.50 [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

1.51 [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

1.52 "GAAP" means United States generally accepted accounting principles.

1.53 "GOOD CLINICAL PRACTICES" means the international ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects. Good Clinical Practices are established through FDA guidances (including but not limited to ICH E6).

1.54 "GOOD LABORATORY PRACTICES" means the minimum standards for conducting nonclinical laboratory studies that support or are intended to support applications for research or marketing permits for products regulated by the FDA, including food and color additives, animal food additives, human and animal drugs, medical devices for human use, biological products, and electronic products. Good Laboratory Practices are established through FDA regulations (including but not limited to 21 CFR Part 58), FDA guidances, FDA current review and inspection standards and current industry standards.

1.55 "GOOD MANUFACTURING PRACTICES" means the minimum standards for methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing, or holding of a drug to assure that such drug meets the requirements of the Federal Food, Drug and Cosmetic Act of 1938, as amended, as to safety, and has the identity and strength and meets the quality and purity characteristics that it purports or is represented to possess. Good Manufacturing Practices are established through FDA regulations (including but not limited to 21 CFR Parts 210-211), FDA guidance and FDA current review and inspection standards and current industry standards.



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1.56 "HSR ACT" means the Hart-Scott-Rodino Act of 1976, as amended.

1.57 "IND" means (a) an Investigational New Drug Application (as defined in 21 CFR ss. 312.3) that is required to be filed with the FDA before beginning clinical testing of a Product in human subjects, or any successor application or procedure or (b) any counterpart of a U.S. Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Product in human subjects in such country or region.

1.58 "INDEMNIFIED PARTY" has the meaning set forth in Section 13.3.

1.59 "INDEMNIFYING PARTY" has the meaning set forth in Section 13.3.

1.60 "INFRINGEMENT" has the meaning set forth in Section 9.2.1.

1.61 "INFRINGEMENT NOTICE" has the meaning set forth in Section 9.2.1.

1.62 "INITIAL SHARE PAYMENT" has the meaning set forth in Section 6.2.3.

1.63 "INITIAL SHARES" has the meaning set forth in Section 6.2.3.

1.64 "IRB" has the meaning set forth in Section 12.8.

1.65 "JOINT DECISION" means any decision which must be made by the JDMC after appropriate consultations with, and discussions concerning the same by, the JDMC representatives of Palatin and King. Joint Decisions shall include any decisions expressly identified as such hereunder and any other decisions not specifically reserved to either Party hereunder.

1.66 "JOINT DEVELOPMENT AND MARKETING COMMITTEE" or "JDMC" means the committee of Palatin and King representatives established pursuant to Section 2.1 to administer the affairs of the Collaboration.

1.67 "JOINT PATENT RIGHTS" means Patent Rights claiming Joint Technology.

1.68 "JOINT TECHNOLOGY" means any Technology or Proprietary Materials (a) jointly developed or conceived by employees of King or Palatin, or Consultants to both King and Palatin, during the conduct of the Development and Marketing Program or (b) developed or conceived by one Party during the conduct of the Development and Marketing Program as a result of its material use of the Technology or Proprietary Materials of the other Party.

1.69 "KING ACTIVITIES" means those activities to be performed by King pursuant to this Agreement or the Program Plans.



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1.70 "KING BACKGROUND TECHNOLOGY" means any Technology useful in the Field that is (a) Controlled by King as of the Closing Date or (b) developed or conceived by employees of, or Consultants to, King on and after the Closing Date in the conduct of activities outside the Development and Marketing Program and without the material use of any Palatin Technology, Palatin Proprietary Materials or Joint Technology.

1.71 "KING INDEMNITEES" has the meaning set forth in Section 13.1.

1.72 "KING PATENT RIGHTS" means all Patent Rights claiming King Technology.

1.73 "KING PROGRAM TECHNOLOGY" means any Technology developed or conceived by employees of, or Consultants to, King, alone or jointly with Third Parties, in the conduct of the Development and Marketing Program without the material use of any Palatin Technology, Palatin Proprietary Materials or Joint Technology.

1.74 "KING PROPRIETARY MATERIALS" means any Proprietary Materials that are useful in the Field that are (a) Controlled by King as of the Closing Date or
(b) developed or conceived by employees of, or Consultants to, King on and after the Closing Date in the conduct of activities outside the Development and Marketing Program and without the material use of any Palatin Technology, Palatin Proprietary Materials or Joint Technology.

1.75 "KING TECHNOLOGY" means, collectively, King Background Technology and King Program Technology.

1.76 "LICENSE FEES" means all upfront payments, milestone payments, license fees, royalties or other payments, payable to any Third Party by either Party under any Third Party license agreement or other similar agreement or arrangement (including the existing Third Party agreements utilized as part of the Collaboration, other than the CT License Agreement which shall be the sole responsibility of Palatin) to the extent such payments are attributable to the Development or Marketing of Product. If the rights under any Third Party license agreement are also attributable to products other than Products, then only an equitable portion of any amounts payable under it shall be allocated to Products as License Fees.

1.77 "LOSSES" has the meaning set forth in Section 13.1.

1.78 "MANUFACTURING/CMC COSTS" means FAMC attributable to the manufacture of a Product and consistent with the Manufacturing/CMC Plan and includes, without limitation, the costs of all Third Party manufacturing, direct material, direct labor, direct services costs and manufacturing overhead consumed (including depreciation), provided or procured by manufacturing facilities in the manufacture of a Product and any other direct and/or allocated costs of all goods manufactured.

1.79 "MANUFACTURING/CMC PLANS" means the written plans (which shall include a detailed strategy, budget and proposed timelines) describing the API, synthesis, choice of Manufacturers and third party suppliers, expected manufacturing scale-up, manufacture, formulation, process development, development-stage manufacture, quality assurance/quality control development, filling and/or shipping requirements for each Product (in accordance with customary standards for a product of comparable market potential), including all CMC, and the activities to be carried out by each Party during the applicable Calendar Year which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King. After the date hereof, each Manufacturing/CMC Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed as an amendment to Exhibit D.



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1.80 "MANUFACTURING PARTY" has the meaning set forth in Section 11.2.2(d).

1.81 "MARKET" or "MARKETING" means any and all activities directed to the marketing, detailing and promotion of a Product for commercial sale and shall include pre-launch and post-launch marketing, promoting, detailing, distributing, offering to sell and selling a Product, importing a Product for sale, and any and all clinical and marketing studies conducted after obtaining marketing approval for any Product (but not including any preclinical studies), including, without limitation, all Phase IV trials that are not performed as a condition to obtaining any Regulatory Approval for a Product (which Phase IV trials shall be Development activities), and interacting with Regulatory Authorities regarding the foregoing. If a Phase IV trial is performed as a condition to obtaining any Regulatory Approval for a Product, such trial shall be considered a Development activity.

1.82 "MARKETING COSTS" means the sum of (a) all reasonable out-of-pocket costs and expenses incurred by a Party directly attributable to the following functions for the sale, promotion and marketing of a Product in the Territory:
(i) market research on such Product or relevant indications, (ii) marketing communications, (iii) corporate accounts, (iv) managed care, (v) sales force training, (vi) product hotlines, (vii) reimbursement support, (viii) contracting, (ix) pricing, (x) telemarketing services, (xi) distribution costs, including freight, insurance, warehousing, order entry and billing, (xii) the cost of Product detailing of a Party's sales force plus reasonable out-of-pocket costs and expenses paid to Third Parties for product details provided by such Third Parties, (xiii) patient registries, if required, (xiv) the cost of Product samples, and (xv) all reasonable out-of-pocket costs and expenses incurred by a Party and directly attributable to the promotion of a Product in the Territory and (b) Personnel Costs incurred by a Party directly attributable to marketing personnel and support staff working (either full time or part of the time) on the Marketing of Products in the Territory. Examples of functions that would be included in the marketing headcount cost are: Marketing, marketing communications, clinical research and educational managers, clinical support managers, corporate accounts, managed care, product hotlines, sales forecasting, reimbursement support (government economic managers), marketing research, contracting and pricing.

1.83 "MARKETING PLANS" means the written plans (which shall include a detailed strategy, budget and proposed timelines and the pre-launch and launch activities to be undertaken) describing the Marketing activities to be carried out by each Party during each applicable Calendar Year pursuant to this Agreement which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King. After the date hereof, each Marketing Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed hereto as an amendment to Exhibit F.

1.84 "MERGER" means the merger contemplated by the Agreement and Plan of Merger by and among Mylan Laboratories Inc., Summit Merger Corporation and King, dated as of July 23, 2004.

1.85 "NA" means the countries and jurisdictions in North America, including Canada, Mexico, and Puerto Rico, and any other US protectorates, territories and possessions.

1.86 "NDA" means a New Drug Application to market the Product in the Territory or similar application submitted to the FDA, or its foreign equivalent submitted to any Regulatory Authority in the ROW, and all supplements and amendments thereto.

1.87 "NET SALES" means the gross amount invoiced to non-Affiliate Third Parties for sale of Products, less, to the extent deducted from or on such invoice consistent with GAAP, the following items: (i) quantity, trade or cash discounts, chargebacks, returns, allowances, rebates (including without limitation any and all federal, state or local government rebates, such as Medicaid rebates) and price adjustments, to the extent actually allowed; (ii) sales and other excise taxes and duties or similar governmental charges directly related to such sale, to the extent such items are included in the gross invoice price; (iii) amounts actually refunded due to rejected, spoiled, damaged, outdated or returned Product; and (iv) freight, shipment and insurance costs actually incurred in transporting Product to a Third Party purchaser. If any Products are sold to Third Parties in transactions that are not at arm's length between the buyer and seller, then the gross amount to be included in the calculation of Net Sales for such sales shall be the amount that would have been invoiced had the transaction been conducted at arm's length, which amount shall be determined, whenever possible, by reference to the average selling price of the relevant Product in arm's-length transactions in the country of sale at the time of sale. If any Products are sold to Third Parties for consideration other than cash or for consideration that is not readily ascertainable, then the gross amount to be included in the calculation of Net Sales for such sales shall be determined based on the reasonable value of the consideration given, taking into account the average selling price of the relevant Product in arm's-length transactions in the country of sale at the time of sale. Any goods or services provided in exchange of the supply, disposal of Product for, or use of Product, in clinical or preclinical trials or as free samples (such samples to be in quantities common in the industry for this sort of Product) shall not give rise to any deemed sale under this Section.

1.88 "NON-DEFAULTING PARTY" has the meaning set forth in Section 3.10.

1.89 "NON-PROCEEDING PARTY" has the meaning set forth in Section 11.2.3(g).

1.90 "NON-TARGET PARTY" has the meaning set forth in Section 5.5.2.

1.91 "PALATIN ACTIVITIES" means those activities to be performed by Palatin pursuant to this Agreement and the Program Plans.

1.92 "PALATIN BACKGROUND TECHNOLOGY" means any Technology that is used or useful in the Field and that is (a) Controlled by Palatin as of the Closing Date or (b) developed, acquired or conceived by employees of, or Consultants to, Palatin on and after the Closing Date in the conduct of activities outside the Development and Marketing Program and without the material use of any King Technology, King Proprietary Materials, Joint Technology or Palatin Program Technology.

1.93 "PALATIN INDEMNITEES" has the meaning set forth in Section 13.2.

1.94 "PALATIN PATENT RIGHTS" means all Patent Rights claiming Palatin Technology. For the avoidance of doubt, the Palatin Patent Rights are understood to include, without limitation, United States Patent No. 6,579,968 and United States Patent Application Nos. 10/040,547 and 10/638,071, including any patents issuing from such applications, along with all patent rights included in the CT License Agreement.

1.95 "PALATIN PROGRAM TECHNOLOGY" means any Technology developed or conceived by employees of, or Consultants to, Palatin, alone or jointly with Third Parties, in the conduct of the Development and Marketing Program, without the material use of any King Technology, King Proprietary Materials or Joint Technology.

1.96 "PALATIN PROPRIETARY MATERIALS" means any Proprietary Materials that are useful in the Field and that are (a) Controlled by Palatin as of the Closing Date or (b) developed or conceived by employees of, or Consultants to, Palatin on and after the Closing Date in the conduct of activities outside the Development and Marketing Program and without the material use of any King Technology, King Proprietary Materials, or Joint Technology.

1.97 "PALATIN TECHNOLOGY" means, collectively, Palatin Background Technology and Palatin Program Technology.

1.98 "PATENT COORDINATOR" has the meaning set forth in Section 8.3.

1.99 "PATENT RIGHTS" means the rights and interests in and to issued patents and pending patent applications (which for purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and priority rights) in any country, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, Controlled by a Party.

1.100 "PERSONNEL COSTS" means the reasonable costs of employment of personnel employed by or under contract to a Party, including, but not limited to, salaries, benefits (including the costs of cars or allowances therefor), travel, lodging, meals and office and computing supplies.

1.101 "PHASE II CLINICAL TRIAL" means a human clinical trial in any country that is intended to evaluate the effectiveness of the drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug or that would otherwise meet the definition of 21 CFR 312.21(b), or its foreign equivalent.

1.102 "PHASE III CLINICAL TRIAL" means a human clinical trial in any country that would otherwise meet the definition of 21 CFR 312.21(c), or its foreign equivalent.

1.103 "PRECLINICAL PLANS" means the written plans (which shall include a detailed strategy, budget and proposed timelines) describing the preclinical Development activities to be carried out by each Party during each Calendar Year pursuant to this Agreement which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King. After the date hereof, each Preclinical Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed as an amendment to Exhibit B.

1.104 "PROCEEDING PARTY" has the meaning set forth in Section 11.2.3(g).

1.105 "PRODUCT" means (1) any product for use in the Field (including without limitation, any composition of matter, procedure, process or method) (a) the manufacture, use or sale of which infringes any claim included within the Palatin Patent Rights, (b) which incorporates, is discovered as a result of the use of, or is otherwise derived from, PT-141 or any fragment or variant thereof or any analog thereof or, to the extent applicable, any pro-drug, metabolite, isomer, enantiomer, salt or ester thereof or any combination of any of the foregoing, including the use of PT-141 in combination with one or more other actives and in any formulation including, without limitation, in any delivery method, or (c) which incorporates, is derived from or is discovered as a result of the use of melanocortin agonists and (2) any other product the JDMC agrees to Develop or Market pursuant to this Agreement and (3) any device containing any of the foregoing.

1.106 "PRODUCT TRADEMARK(S)" means any trademarks and trade names, whether or not registered, and any trademark applications, renewals, extensions or modifications thereto in the Territory together with all goodwill associated therewith, trade dress and packaging which are applied to or used with Products, and any promotional materials relating thereto.

1.107 "PROGRAM PLANS" means the Preclinical Plans, the Clinical Plans, the Manufacturing/CMC Plans, the Regulatory Plans, the Marketing Plans, and the Accounting and Finance Plans.

1.108 "PROPRIETARY MATERIALS" means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.

1.109 "PT-141" means the peptide sequence Ac-Nle-cyclo(-Asp-His-D-Phe-Arg-Trp-
Lys)-OH.

1.110 "RECIPIENT" has the meaning set forth in Section 3.9.

1.111 "REGULATORY APPROVAL" means approval by the FDA or other Regulatory Authority to market a Product in a regulatory jurisdiction.

1.112 "REGULATORY AUTHORITY" means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing, pricing and/or sale of a Product, including any device incorporating the Product.

1.113 "REGULATORY FILINGS" means, collectively, any and all INDs and drug master files (DMFS), NDAs, applications for any device incorporating the Product, applications for designation of a Product as an "Orphan Product(s)" under the Orphan Drug Act or any other similar filings (including any foreign equivalents and further including any related correspondence and discussions), and all data contained therein, as may be required by or submitted to any Regulatory Authority for the Regulatory Approval.

1.114 "REGULATORY AND IP COSTS" means Personnel Costs, reasonable out-of-pocket costs and expenses (e.g., filing fees, user fees, annual product and facility registration fees, permit fees and the like) incurred by a Party directly attributable (i) to obtaining or maintaining Regulatory Approvals for a Product (including any device incorporating the Product) (including, for example, communications and meetings with Regulatory Authorities) and satisfying all registration and other requirements of Regulatory Authorities within the Territory (including, for example, adverse event reporting and Product pricing approvals) in connection with each Party's activities under the Development and Marketing Program, and (ii) to preparing, filing, prosecuting, maintaining, enforcing and defending Patent Rights or Technology as contemplated in Section 9 hereof.

1.115 "REGULATORY PLANS" means the written plans (which shall include a detailed strategy, budget and proposed timelines) describing the regulatory activities, including the timing and conduct of meetings, discussions and correspondence with Regulatory Authorities, to be carried out by each Party during the applicable Calendar Year which, with respect to Palatin, shall include the activities for which responsibility has been allocated to Palatin and, with respect to King, shall include the activities for which responsibility has been allocated to King, and the expected Regulatory Filings to be completed and maintained by the Collaboration, for each Product. After the date hereof, each Regulatory Plan will be set forth in a written document prepared by the Parties and approved by the JDMC and annexed as an amendment to Exhibit E.

1.116 "ROW" means all countries and jurisdictions in the world, other than NA.

1.117 "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in the recitals to this Agreement.

1.118 "SUBLICENSEE" means any Third Party (other than an Affiliate) to which a Party or both Parties grant a sublicense of some or all of the rights granted to one another under this Agreement as permitted by this Agreement.

1.119 "SUPPLY" has the meaning set forth in Section 11.2.2(d).

1.120 "SURVIVING ENTITY" has the meaning set forth in Section 5.5.1.

1.121 "TARGET PARTY" has the meaning set forth in Section 5.5.1.

1.122 "TECHNOLOGY" means and includes all inventions, discoveries, improvements, trade secrets and proprietary methods and materials, whether or not patentable, relating to the Field, including but not limited to (a) samples of, methods of production or use of, and structural and functional information pertaining to, chemical compounds, proteins or other biological substances and (b) data, formulations, techniques and know-how (including any negative results).

1.123 "TERM" means the term of this Agreement as set forth in Section 11.1.

1.124 "TERMINATED REGION" has the meaning set forth in Section 11.2.

1.125 "TERRITORY" means NA.

1.126 "THIRD PARTY" means any person or entity other than King and Palatin and their respective Affiliates.

1.127 "THIRD PARTY AGREEMENTS" has the meaning set forth in Section 3.10.

1.128 "TRANSFEROR" has the meaning set forth in Section 3.9.

1.129 "VICE CHAIRMAN" has the meaning set forth in Section 2.2.

2. ADMINISTRATION OF THE COLLABORATION

2.1 ESTABLISHMENT AND FUNCTION OF JDMC. Palatin and King shall establish the JDMC within thirty (30) days of the Closing Date to plan, administer and monitor the Development and Marketing Program, including all activities set forth in the Program Plans. In particular, the JDMC shall review and approve, or recommend revisions to, the Program Plans, review and monitor the progress of the Development and Marketing Program and recommend necessary adjustment to the Development and Marketing Program. In planning, administering and monitoring the Development and Marketing Program, the JDMC shall allocate tasks and responsibilities, taking into account each Party's respective specific research and development capacities and expertise in order to avoid duplication and to enhance synergies, as well as comply with the requirements of this Agreement.

2.2 MEMBERSHIP. Each Party shall appoint, in its sole discretion, three (3) members to the JDMC (which members shall be employees of such Party). Unless otherwise agreed by the members of the JDMC, the chairmanship and vice chairmanship of the JDMC shall rotate between the Parties. The first appointment period shall begin on the date hereof and end on December 31, 2005. For such period, in light of the fact that Palatin has solely developed the Product prior to the date hereof, Palatin shall designate the chairman (the "Chairman") and King shall designate the vice chairman (the "Vice Chairman"). Thereafter, appointments of Chairman and Vice Chairman shall rotate on a Calendar Year basis. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JDMC, by giving written notice thereof to the other Party.

2.3 COMMITTEES. The JDMC will appoint an Accounting and Finance Committee Preclinical Committee, Clinical Committee, Manufacturing/CMC Committee and the Marketing Committee pursuant to Section 2.4 (each of whose members shall be employees of such Party). Otherwise, the JDMC shall have the right and power to appoint and delegate its responsibilities to other committees as reasonably needed to accomplish their work and the composition and eligibility requirements for the same shall be agreed by the members of the JDMC. Such committees may include, for the oversight and administration of each Program Plan, the Regulatory Committee. Except as otherwise mandated by the JDMC in its minutes, each committee established by the JDMC shall be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement. The JDMC shall set forth clearly each such committee's decision making responsibilities that have been delegated to it by the JDMC. Any member of a committee may send a designee to observe a committee if such member is unable to attend, but such observer shall not vote in such member's place unless given a written proxy from such member of the committee. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to any committee, by giving written notice thereof to the other Party. If an issue to be addressed by a committee appears to fall within the oversight and administration of more than one committee, such committees shall confer with each other to determine which committee shall oversee and administer such issue.

2.4 APPOINTMENT OF COMMITTEES.

2.4.1 Accounting and Finance Committee. Promptly after the appointment of the JDMC, the JDMC will appoint an Accounting and Finance Committee composed of two
(2) members designated by each Party, both of whom shall be employees of the relevant Party. The JDMC shall delegate to the Accounting and Finance Committee its responsibility for making all decisions, subject to final JDMC review and approval, relating to accounting, budgets, Collaboration Cost allocation, Collaboration Revenue allocation and all other matters related to accounting and finance. Except as otherwise mandated by the JDMC in its minutes, the Accounting and Finance Committee shall otherwise be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement.

2.4.2 Preclinical Committee. Promptly after the appointment of the JDMC, the JDMC will appoint a Preclinical Committee comprised of two (2) members designated by each Party, both of whom shall be employees of the relevant Party. The JDMC shall delegate to the Preclinical Committee its responsibility for making all decisions, subject to final JDMC review and approval, relating to the Preclinical Plans. Except as otherwise mandated by the JDMC in its minutes, the Preclinical Committee shall otherwise be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement.

2.4.3 Clinical Committee. Promptly after the appointment of the JDMC, the JDMC will appoint a Clinical Committee comprised of two (2) members designated by each Party, both of whom shall be employees of the relevant Party. The JDMC shall delegate to the Clinical Committee its responsibility for making all decisions, subject to final JDMC review and approval, relating to the Clinical Plans. Except as otherwise mandated by the JDMC in its minutes, the Clinical Committee shall otherwise be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

2.4.4 Manufacturing/CMC Committee. Promptly after the appointment of the JDMC, the JDMC will appoint a Manufacturing/CMC Committee comprised of two (2) members designated by each Party, both of whom shall be employees of the relevant Party. The JDMC shall delegate to the Manufacturing/CMC Committee its responsibility for making all decisions, subject to final JDMC review and approval, relating to the Manufacturing/CMC Plans. Except as otherwise mandated by the JDMC in its minutes, the Manufacturing/CMC Committee shall otherwise be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement.

2.4.5 Marketing Committee. Promptly after the appointment of the JDMC, the JDMC will appoint a Marketing Committee comprised of two (2) members designated by each Party, both of whom shall be employees of the relevant Party. The JDMC shall delegate to the Marketing Committee its responsibility for making all decisions, subject to final JDMC review and approval, relating to the Marketing Plans. Except as otherwise mandated by the JDMC in its minutes, the Marketing Committee shall otherwise be governed by the rules and guidelines applicable to the JDMC set forth in this Agreement.

2.5 COLLABORATION MANAGER. Promptly after the Effective Date, each Party shall appoint a collaboration manager (the "Collaboration Manager"). The Collaboration Managers shall be the primary contact between the JDMC and all committees appointed by the JDMC. The Collaboration Managers shall regularly consult with the heads of each such committee and each Party will cause each such committee head to cooperate fully with each Collaboration Manager. The Collaboration Managers shall timely address all issues and concerns raised by any member of the JDMC or any committee, as well as collect and provide to the JDMC or to any committee all information requested by the JDMC or such committee concerning any aspect of the Development and Marketing Program. Each Party shall have the right, upon prior written notice to the other Party, to substitute for its current Collaboration Manager another of its employees, on a permanent or temporary basis.

2.6 MEETINGS.

2.6.1 SCHEDULE OF MEETINGS. The JDMC shall establish a schedule of times for meetings, taking into account, without limitation, the planning needs of the Development and Marketing Program and the need of the JDMC to consult and/or render decisions with respect to any Joint Decisions. Meetings shall also be convened upon the determination of any member, by prior written notice thereof of not less than three (3) business days to the remaining members of the JDMC, that a meeting of the JDMC is required to discuss and/or resolve any matter or matters with respect to the Collaboration. In no event shall the JDMC meet less frequently than quarterly. Meetings shall alternate between the respective offices of the Parties in Cranbury, New Jersey; Bristol, Tennessee; Princeton, New Jersey, or Cary, North Carolina; or another mutually agreed upon location; provided, however, that the Parties may mutually agree to meet by teleconference or video conference or may act by a written memorandum executed by the members of the JDMC.

2.6.2 QUORUM; VOTING; DECISIONS. At each JDMC meeting, one member designated by each Party shall constitute a quorum. Each Party's JDMC members present at any meeting shall together have one vote on all matters before the JDMC. All decisions of the JDMC shall be made by unanimous vote. Whenever any action by the JDMC is called for hereunder during a time period in which the JDMC is not scheduled to meet, the Chairman shall cause the JDMC to take the action in the requested time period by calling a special meeting or by causing the JDMC to take such action without a formal meeting by written memorandum, as provided in
Section 2.6.1. The Chairman shall provide prior written notice of not less than three (3) business days of the same to all JDMC members. Representatives of each Party or of its Affiliates who are not members of the JDMC, may attend JDMC meetings or committee meetings as non-voting observers at the invitation of either Party with the prior approval of the other Party, which approval shall not be unreasonably withheld. In the event that the JDMC is unable to resolve any matter before it, such matter shall be resolved as set forth in Section 2.10 hereof.

2.6.3 AGENDA AND MINUTES. An agenda for each JDMC meeting shall be circulated no less than three (3) days prior to the meeting, to the extent practicable. The JDMC shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be delivered to the members of the JDMC within a reasonable time, not to exceed ten
(10) days after the meeting. The Party not filling the Chairmanship of the JDMC shall have responsibility for the preparation and circulation of the draft minutes. Draft minutes shall be then be edited by the Chairman and Vice Chairman and shall be issued in final form within a reasonable time not to exceed fourteen (14) days after the meeting.

2.6.4 EXPENSES. Palatin and King shall each bear all expenses of their respective JDMC members related to their participation on the JDMC and attendance at JDMC meetings.

2.7 DECISION-MAKING RESPONSIBILITIES. The JDMC shall be solely responsible for making all decisions specified as Joint Decisions hereunder and all decisions not specifically reserved to either Party hereunder, including, but not limited to, decisions with respect to the following matters:

2.7.1 the definition, review, approval and amendment (not less than annually) of each Program Plan and all related strategy and objectives (but not the actual conduct of such plans);

2.7.2 definition, review and approval of and changes to the strategy and objectives (but not the actual conduct) of the Collaboration;

2.7.3 management and allocation of resources of the Collaboration;

2.7.4 management and oversight of all Patent Rights and Technology used in connection with Product;

2.7.5 proposal of all budgets for the Collaboration;

2.7.6 review and approval of all subcontracts, sublicenses and Third Party licenses (other than the CT License Agreement and expressly including, without limitation, any and all supply and manufacturing agreements) and other agreements required or entered into in connection with the Collaboration, and any and all amendments thereto, including without limitation a determination, with respect to each such subcontract, sublicense, license or agreement, regarding whether it is appropriate to require the inclusion of the bankruptcy-protection provision set forth in Section 3.10 hereof;

2.7.7 performance of such other functions as appropriate to further the purposes of this Agreement and the Collaboration as determined from time to time by the Parties.

2.8 COLLABORATION COSTS OVERRUNS AND ADDITIONAL EXPENDITURES.

2.8.1 The Accounting and Finance Plans shall set forth a budget with respect to all material tasks required to be conducted by the Parties pursuant to the other Program Plans. Each Party shall use commercially reasonable efforts to complete all tasks assigned to it pursuant to the Program Plans in accordance with the funding allocated to such tasks in the Accounting and Finance Plans. In the event either Party anticipates or becomes aware that the actual costs of any given task assigned to it may or will likely exceed the funds allocated to such task, such Party shall promptly notify the JDMC. The Accounting and Finance Committee, and the committee charged with primary oversight responsibility for the task in question, shall work together in good faith for up to thirty (30) days to determine whether to readjust the budget to allocate additional funds to such task, to revise the scope of such task to permit satisfactory completion at the then-budgeted funding level, or both. In the event no decision is reached, the matter shall be subject to the provisions of Section 2.10 hereof.

2.8.2 Notwithstanding the foregoing, either Party may, in its discretion, spend additional amounts above and beyond those allocated in the Accounting and Finance Plans ("Discretionary Funding") on any task assigned to such Party pursuant to the other Program Plans or on any other task the JDMC has approved. In such event, the Party wishing to expend Discretionary Funding shall first inform the other Party of its intent to do so. If such other Party consents to such Discretionary Funding being deemed a Collaboration Cost, such Discretionary Funding shall constitute a Collaboration Cost, and the rights and obligations of the Parties with respect to such Collaboration Costs, and any Collaboration Revenues and intellectual property, regulatory or other intangible rights derived from or generated by such Discretionary Funding, shall be determined in accordance with the terms and conditions of this Agreement as they apply to the Collaboration. If such other Party does not consent, then such Discretionary Funding shall not constitute a Collaboration Cost, but shall be borne solely by the Party undertaking the Discretionary Funding, and the Parties shall negotiate in good faith, prior to the expenditure of the Discretionary Funding, the rights and obligations of the Parties with respect to such Discretionary Funding and any Collaboration Revenues and intellectual property, regulatory or other intangible rights derived therefrom or generated thereby.

2.8.3 Except to the extent this Agreement expressly provides for payments that do not require JDMC approval, and except to the extent the JDMC has approved any payment hereunder, neither Party shall (i) be obligated to incur any costs or expend any funds that have not been approved by such Party or (ii) have the authority to cause the other party to incur any costs or expend any funds that have not been approved by such other Party.



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


2.9 INTERESTS OF THE PARTIES. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JDMC, by Palatin or by King with respect to any Collaboration matter, shall be made or taken in the best interest of the Collaboration, subject in all respects to the fiduciary duties of the Parties to their respective shareholders.

2.10 DISPUTE RESOLUTION.

2.10.1 In the event any committee shall not be able to reach a decision or take an action appointed to it, then such decision or matter shall first be referred for resolution to the JDMC. In the event that the JDMC shall not be able to reach a decision or take an action on any matter referred by a committee, any Joint Decision or any other matter which is reserved to the JDMC or the Accounting and Finance Committee or any other committee delegated decision-making authority by the JDMC hereunder, then such Joint Decisions or such other unresolved matters shall first be referred for resolution to the Chief Executive Officer of each Party for attempted resolution by good faith negotiation. Such good faith negotiation may include the appointment by either Party of an unaffiliated Consultant, who shall be a scientific expert chosen based on such person's experience and expertise in the particular type of issue which is unresolved to advise such officers on the matter.

2.10.2 If such officers are unable to resolve the matter within ten (10) days, then

(a) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

(b) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

(c) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

(d) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

(e) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

(f) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3. DEVELOPMENT AND MARKETING PROGRAM

3.1 OBJECTIVES OF THE DEVELOPMENT AND MARKETING PROGRAM. The objectives of the Development and Marketing Program shall be the Development, manufacture and Marketing of Products within the Field in the Territory and the joint licensing of the rights under this Agreement to Third Parties for development and marketing of Product in the ROW.

3.2 PROGRAM PLANS GENERALLY. In consultation with the JDMC and in accordance with the strategy and objectives of the Program Plans, each Party shall be primarily responsible for those tasks assigned it as set forth on each Program Plan attached hereto and such obligations set forth in this Agreement. Unless otherwise set forth in any Program Plan, Palatin shall have the sole right and responsibility to conduct all Palatin Activities and King shall have the sole right and responsibility to conduct all King Activities. Annexed hereto as Exhibit A is a preliminary plan for the Development and Marketing Program. Within thirty (30) days after the Effective Date and after consideration of the Exhibit A, the JDMC shall take such actions necessary to define, generate and approve each Program Plan for the first Calendar Year, which Program Plans shall supplant Exhibit A as operational documents for the conduct of the Development and Marketing Program. The JDMC shall ensure that the Program Plans, including without limitation all timelines set forth therein, are consistent with each other and accurately reflect the objectives set forth in the Development and Marketing Plan. Each Program Plan for such first Calendar Year will then be attached hereto as Exhibit B (Preclinical Plan), Exhibit C (Clinical Plan), Exhibit D (Manufacturing/CMC Plan), Exhibit E (Regulatory Plan), Exhibit F (Marketing Plan), and Exhibit G (Accounting and Finance Plan). For each year of the Development and Marketing Program commencing with the second Calendar Year, the Program Plans shall be amended and updated by Palatin and King and approved by the JDMC as directed by the JDMC no later than thirty (30) days prior to the end of the prior Calendar Year and shall be attached hereto as Exhibits B-1, C-1, D-1, E-1, etc. Each Program Plan shall be in writing and shall set forth, with reasonable specificity, research objectives and tasks to be performed by each of the Parties for the period covered by the Program Plan as agreed by the JDMC and as specifically set forth in this Agreement. Any Program Plan may be amended by the JDMC at any time upon the unanimous request of the representatives of the applicable committee. Except to the extent specifically directed by the JDMC in each Program Plan, the decisions as to how to perform the tasks assigned to Palatin and King in any Program Plan shall be Palatin decisions and King decisions, respectively. Although not specifically a part of a Program Plan, all issues and activities relating to Patent Rights and Technology used in connection with a Product shall be subject to oversight of the JDMC.

3.3 Preclinical Plans. Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Preclinical Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.4 Clinical Plans. Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Clinical Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.5 MANUFACTURING/CMC PLANS. Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Manufacturing/CMC Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.6 REGULATORY PLANS. Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Regulatory Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.7 MARKETING PLANS.

3.7.1 Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Marketing Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.7.2 With respect to King's activities under the Marketing Plan, King shall use commercially reasonable efforts to Develop and Market the Product commensurate with industry standards in accordance with Section 3.13 hereof. With respect to King's activities under the Marketing Plan, King hereby agrees, as part of any Marketing Plan and in a manner consistent with Section 3.13 hereof, to establish and maintain its infrastructure and staffing and otherwise maintain its expertise for Marketing Product at levels (i) commensurate with industry standards for products of similar market potential and at a similar stage in development as the applicable Product, taking into account the competitiveness of the marketplace, the proprietary position of the Product, and the efforts and resources available to a company having a comparable market capitalization (taking King and its Affiliates together) and (ii) customary and reasonable in light of then-current market conditions. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.8 Accounting and Finance Plans. Unless and until otherwise agreed by the JDMC, the following terms and conditions are hereby incorporated into each Accounting and Finance Plan. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.9 SUPPLY OF PROPRIETARY MATERIALS. From time to time during the Term of this Agreement, either Party (the "Transferor") may supply the other Party (the "Recipient") with its Proprietary Materials to the extent the parties, the JDMC or the relevant committee reasonably believe that such Proprietary Materials would be useful in the Development and Marketing Program or to the extent such Proprietary Materials are required to be so provided pursuant to any Program Plan. In connection therewith, the Recipient hereby agrees that (a) it shall not use Proprietary Materials for any purpose other than exercising any rights or fulfilling any obligations granted to it or reserved by it hereunder; (b) it shall use the Proprietary Materials only in compliance with all applicable, federal, state, and local laws and regulations; (c) it shall not transfer any Proprietary Materials to any Third Party for use without the prior written consent of the Transferor, except as expressly permitted hereby; (d) the Transferor shall retain full ownership of all such Proprietary Materials; and
(e) upon the expiration or termination of this Agreement, the Recipient shall at the instruction of the Transferor either destroy or return any Proprietary Materials which are not the subject of the grant of a continuing license hereunder. In addition, each of Palatin and King agrees that, during the Development and Marketing Program neither Party shall transfer to any Third Party, without the approval of the other Party, any Joint Technology, including without limitation any tangible embodiments thereof.

3.10 THIRD PARTY LICENSES AND COLLABORATIONS. Subject to Section 2.7.6, King, Palatin or both may enter into such Third Party licenses, collaborations, and supply and manufacturing agreements and, solely with respect to the ROW, sublicenses as are reasonably necessary in the judgment of the JDMC to accomplish the objectives and purposes of the Collaboration. Each such agreement shall (a) if only one Party is a party to the agreement, name the other Party as a third party beneficiary to such agreement, (b) include an assignment of all right, title and interest in and to all work product and all inventions arising from the performance of such agreement, and all intellectual property rights attaching thereto to the contracting Party, and (c) bind the relevant third party by obligations of confidentiality and non-use with respect to all such work product, inventions, and intellectual property rights that are at least as stringent as those set forth herein. In order to ensure the ability of a Party ("Non-Defaulting Party") to proceed with the Development and Marketing Program notwithstanding the occurrence of any Default or Event of Bankruptcy on behalf of the other Party ("Defaulting Party"), the JDMC shall, in its discretion, require the inclusion, in those subcontracts, sublicenses, licenses and other agreements (including manufacturing and supply agreements) entered into in connection with the Collaboration and subject to the JDMC's approval pursuant to
Section 2.7.6 hereof ("Third Party Agreements") that are or are likely to become material to the conduct of the Development and Marketing Program, of an enforceable provision granting to the Non-Defaulting Party hereto an automatic assignment, contingent upon an Event of Bankruptcy of the Defaulting Party or a Default by the Defaulting Party of that Third Party Agreement, pursuant to which all of the Defaulting Party's rights and obligations under such Third Party Agreement shall automatically and without any acts of any Party hereto or thereto be assigned to the Non-Defaulting Party, who hereby agrees to assume such obligations.

3.11 OPTION TO PERFORM. In the event that a Party does not perform a task or tasks assigned to it by the JDMC under a Program Plan, including, without limitation, due to a dispute as to the budget or scope of such task, and the omission of performance or initiation of performance of such task could reasonably be expected to have a material adverse effect on the Collaboration, the other Party has the right but not the obligation, to perform such task or tasks. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

3.12 COLLABORATIVE EFFORTS AND REPORTS. The Parties hereby acknowledge and agree that the successful execution of the Development and Marketing Program will require the collaborative use of both Parties' areas of expertise. Each Party shall, through their Collaboration Manager, keep the JDMC fully informed about the status of the portions of the Development and Marketing Program it performs separately and/or jointly with the other Party by providing to their Collaboration Manager for submission to the JDMC a written report describing the progress of the separate and joint work done by it under the Development and Marketing Program in reasonable detail, at least fifteen (15) days prior to each quarterly meeting of the JDMC, and promptly upon the occurrence of any material event relevant to the Development and Marketing Program, including activities assigned to that Party.

3.13 DILIGENCE. Each Party will exercise its commercially reasonable efforts and diligence (i) in Developing, Marketing, manufacturing and seeking Regulatory Approval in accordance with its business, legal, medical and scientific judgment, and in undertaking investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Products in the Field in the Territory and (ii) to meet its obligations (including without limitation its financial obligations) hereunder. For purposes of this Section, such commercially reasonable efforts and diligence shall be in accordance with the efforts and resources a company having a comparable market capitalization (when taken together with its Affiliates) in the biotechnology and pharmaceutical industry would devote to a compound owned by it or to which it has rights, which is of similar market potential and at a similar stage in development as the applicable Product, taking into account the competitiveness of the marketplace, the proprietary position of the Product, the relative potential safety and efficacy of the Product, the regulatory requirements involved in its Development and Marketing, and the cost of goods and availability of capacity to manufacture and supply the Product at commercial scale.

4. INFORMATION EXCHANGE

4.1 RECORDS.

4.1.1 RECORD KEEPING. Palatin and King shall each maintain records in sufficient detail and in accordance with Good Laboratory Practice, Good Clinical Practice and Good Manufacturing Practice, and as will properly reflect and document, in a manner appropriate for purposes of supporting the filing of potential patent applications and Regulatory Filings, all work done and results achieved in the performance of the Development and Marketing Program (including all data in the form required under any Applicable Law); provided however, prior to Completion of Phase II Clinical Trials, Palatin is responsible for maintaining master files in accordance with Good Clinical Practices, Good Laboratory Practices and Good Manufacturing Practices, to the extent applicable, and provided, further, if Palatin elects not to maintain such records upon Completion of Phase II Clinical Trials, Palatin shall transfer such records to King. Subject to Section 6.4.6 hereof, Palatin and King each hereby provides the other the right to inspect and copy such records to the extent reasonably required for the performance of its obligations or exercise of its rights under this Agreement, and neither Party shall use such records or information except to the extent otherwise permitted by this Agreement.

4.1.2 TECHNICAL REPORTS. Each Party shall keep the JDMC fully informed about the status of the Development and Marketing Program including, without limitation, furnishing the JDMC with copies of all reports which relate to the Development and Marketing Program. In particular, without limitation, each Party shall (a) provide periodic reports in reasonable detail to the JDMC as requested from time to time by the JDMC; (b) provide the other Party with access to all Technology and information employed in or arising out of the Development and Marketing Program solely for the purpose of conducting their respective roles hereunder; and (c) provide the other Party with information concerning the Development and Marketing Program as such other Party shall reasonably request.

4.1.3 INFORMATION EXCHANGE. Subject to any confidentiality obligations to Third Parties, Palatin and King shall cooperate in the performance of the Collaboration, including in the performance of the Development and Marketing Program, and shall exchange information and materials (including without limitation financial statements) as necessary to carry out the Collaboration, including to carry out the Development and Marketing Program. The Parties expect that such exchange of information and materials may involve short-term on-site visits by scientists of one Party to the facilities of the other Party. Such visits will have defined purposes, include a reasonable number of participants and be scheduled reasonably in advance.

4.2 UPDATES; ADVERSE EVENT INFORMATION.

4.2.1 UPDATES AND REPORTS. Each Party shall keep the JDMC regularly informed of the progress of the Party's efforts to Develop and Market Products in the Field in the Territory and ROW through periodic progress reports related to the Program Plans as provided in this Section 4.2.1 by providing the JDMC with written updates to the Program Plans, as the case may be, no less frequently than each Calendar Quarter during the Term (commencing on the second Calendar Quarter during the Term) and promptly upon the occurrence of any material event relevant to the Development and Marketing Program, including activities assigned to that Party. Such updates shall (a) summarize the Party's efforts to Develop and Market all Products hereunder, (b) identify the Regulatory Filings with respect to any Product that have been filed, sought or obtained by the Party during the proceeding Calendar Quarter and any they reasonably expect to make, seek or attempt to obtain in the following twelve (12)-month period and (c) summarize all preclinical and clinical data generated by the Party with respect to Products. In addition, the Party (or its Sublicensees) shall provide the JDMC with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to Palatin under Section 6.3, and shall provide the JDMC with prompt written notice of the occurrence of the First Commercial Sale of any Product. Thereafter, all updates shall include updates as to the sales and Marketing efforts for Products.

4.2.2 ADVERSE EVENT REPORTS. In addition to the updates described in Section
4.2.1 above, each Party shall provide the JDMC with all Adverse Event information and product complaint information relating to Products as compiled and prepared in the normal course of business in connection with the Development, Marketing or sale of any Product, within time frames consistent with reporting obligations under Applicable Law.

4.2.3 CONFIDENTIAL INFORMATION. Except as otherwise required in connection with disclosures to Regulatory Authorities required by Applicable Law, all reports, updates, Adverse Event or product complaint and other information provided by a Party under this Agreement (including under this Section 4.2.3), shall be considered Confidential Information of both Parties, regardless of who provided the same, and shall be subject to the terms of Section 10.

5. COPROMOTION; [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]; AND CERTAIN OTHER PROVISIONS

5.1 EXERCISE OF OPTION. Provided the JDMC approves the Marketing of Products to the urology specialty, Palatin shall have the option (the "Copromotion Option"), but not the obligation, to Copromote each Product in the Territory. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] If Palatin duly exercises its Copromotion Option with respect to any Product, the Marketing Plan with respect to such Product shall be updated to reflect the same. All reasonable marketing costs and expenses of Palatin and King related to the copromotion pursuant hereto shall be Marketing Costs. Palatin shall keep the JDMC informed as to its Copromotion efforts in order to permit the JDMC to coordinate and direct the sales and marketing activities of each of the Parties in the Territory.

Palatin shall have no right to market, offer for sale, sell or distribute any Product in the Territory, unless and until Palatin has duly exercised its Copromotion Option. Within one hundred eighty days of the Effective Date, the Marketing Committee shall prepare and submit to the JDMC for approval a copromotion schedule, to be attached hereto as an amendment to the Marketing Plan, which will set forth the size of Palatin's permitted sales force in the event Palatin exercises its Copromotion Option (which, if King deploys a sales force in connection with the Copromotion, shall in no event be greater than twenty percent (20%) of the total urology sales force of King and Palatin combined) along with such other specifics concerning Palatin's copromotion rights as the Marketing Committee determines are appropriate.

5.2 COPROMOTION RIGHTS. If Palatin elects to Copromote a Product as permitted in
Section 5.1, Palatin shall ensure that such Copromotion is executed, in all material respects, in a manner consistent with the decisions of the JDMC and the Marketing Plan, as amended pursuant to the copromotion schedule identified in
Section 5.1.

5.3 [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

5.4 PRODUCT LIABILITY COSTS. The Parties understand and agree that, because of the nature of the collaborative effort set forth in this Agreement, should any Third Party claims be asserted against either Party or both Parties or any of their Affiliates, agents or representatives that are in the nature of product liability claims, the Parties will cooperate through the JDMC to ensure that such claims are defended and settled or compromised in a manner that best protects the interests of the Parties in accordance with Section 2.8. In addition, the Parties will procure and maintain product liability insurance with first-class carriers in coverages and amounts and with deductibles not less than those as determined by the JDMC and, in any event, sufficient to cover the Parties' respective indemnification obligations hereunder. All costs incurred by a Party in connection with a product liability claim after the date hereof, including costs for insurance coverage required by the JDMC, shall be deemed Collaboration Costs,except to the extent that such costs are indemnifiable pursuant to or payable by a Party pursuant to Section 13 or attributable to products of a Party other than a Product.

5.5 CHANGE OF CONTROL.

5.5.1 In the event of a Change of Control of a Party (the "Target Party") (i) in which a Party shall not be the surviving entity in the event of a merger, the proposed surviving entity (the "Surviving Entity"), (ii) in which there is an acquisition, lease, exchange or other transfer of all or substantially all of the assets of a Party, or in which there is an acquisition of the rights hereunder upon a liquidation or dissolution of a Party, in each case, the acquiror, or (iii) in which there is a permitted assignment pursuant to Section 15.10, the assignee, shall, prior to such Change of Control, agree in writing to assume all of the existing and future obligations, rights, title and interest of every nature in, to and under this Agreement of the Party in which it is entering into such Change of Control transaction; provided, however, that if the Surviving Entity, the acquiror or the assignee, as the case may be, does not assume the same in writing prior to such Change of Control, this Agreement shall be deemed to have been materially breached just prior to the consummation of the Change of Control by the Target Party.

5.5.2 In the event that a Change of Control is contingent upon or results in the Target Party or Surviving Entity being required by a court, governmental authority or a regulatory authority to sell or otherwise dispose or divest itself of its assets, rights or obligations relating to the Collaboration or this Agreement (the "Assets"), the Target Party shall provide written notice of the proposed divestiture to the other Party (the "Non-Target Party") promptly following the Target Party's receipt from such court, government authority or Regulatory Authority of all details with respect to such disposition or divestiture. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] If the Non-Target Party does not make a written offer, then the Target Party may sell the Assets without any further obligations under this
Section 5.5.2. If the Non-Target Party makes a written offer [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] the Target Party may accept such offer or solicit bona fide written offers from Third Parties; [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]. In the event the Target Party receives a bona fide written offer from a Third Party, then the Non-Target Party shall have the right to match any bona fide written offer of such Third Party to purchase the Assets [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] following the Non-Target Party's receipt of written notice from the Target Party identifying all relevant details of such Third Party offer.

6. CLOSING, INITIAL PAYMENTS, COLLABORATION COST AND COLLABORATION REVENUE
SHARING

6.1 CLOSING.

6.1.1 COVENANTS PENDING CLOSING.
(a) Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the Parties agrees to use all reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things necessary and appropriate to satisfy all conditions of and to consummate the transactions contemplated by this Agreement, including the satisfaction of the applicable conditions set forth in Section 6.1.2 below and the Closing.
(b) Filings. The Parties shall cooperate with one another in the preparation, execution and filing of all documents that are required or permitted to be filed on or before the Closing, including, without limitation, filings pursuant to the HSR Act and will promptly file the same after the Effective Date. The related filing fees incurred by each Party shall be paid by King.

6.1.2 CLOSING. As promptly as practicable after the Effective Date and after the satisfaction by each Party or, if permissible, waiver of the conditions set forth in Sections 6.1.3(a) and (b), the parties hereto shall cause the Closing to occur on the Closing Date. The Closing shall be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC, The Chrysler Center, 666 Third Avenue, New York, New York 10017, or such other place as the parties shall agree, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Sections 6.1.3(a) and (b).

6.1.3 CONDITIONS TO CLOSING.

(a) The obligation of Palatin to close shall be subject to the satisfaction on or before the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Palatin:

(i) the expiration or termination of all applicable waiting periods under the HSR Act, unless a joint determination is made by Palatin and King (by certification from Palatin and King to each other) that notification under the HSR Act is not required;

(ii) the representations and warranties made by King in Article 12 shall be true and correct in all material respects as of the Effective Date and as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and King shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to Closing;

(iii) the provision by King to Palatin of an officer's certificate certifying that (i) and (ii) above are true and correct as of the Closing Date;

(iv) the payment to Palatin of the Collaboration License Fee, the Expense Payment and the Initial Share Payment by King; and

(v) the execution and delivery of the Securities Purchase Agreement by King.

(b) The obligation of King to close shall be subject to the satisfaction on or before the Closing Date of the following conditions any or all of which may be waived in whole or in part by King:

(i) the expiration or termination of all applicable waiting periods under the HSR Act, unless a joint determination is made by Palatin and King (by certification from Palatin and King to each other) that notification under the HSR Act is not required;

(ii) the representations and warranties made by Palatin in Article 12 shall be true and correct in all material respects as of the Effective Date and as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and Palatin shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to Closing;

(iii) the provision by Palatin to King of an officer's certificate certifying that (i) and (ii) above are true and correct as of the Closing Date; and

(iv) the execution and delivery of the Securities Purchase Agreement and Warrant by Palatin.

6.2 INITIAL PAYMENTS AND EQUITY PURCHASE.

6.2.1 COLLABORATION LICENSE FEE. Simultaneous with the Closing, King shall pay to Palatin a one-time, fully-earned, nonrefundable license fee in the amount of Ten Million Dollars ($10,000,000) (the "Collaboration License Fee"), [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]. The Collaboration License Fee shall be paid by King in U.S. Dollars by wire to an account designated by Palatin.

6.2.2 REIMBURSEMENT OF EXPENSES. Simultaneous with the Closing, King shall pay to Palatin a one-time, fully-earned, nonrefundable payment for partial reimbursement of expenses attributable to preclinical, clinical development, and CMC costs for Product incurred by Palatin prior to the date hereof in the amount of Five Million Dollars ($5,000,000) (the "Expense Payment"). The Expense Payment shall be paid by King in U.S. Dollars by wire to an account designated by Palatin.

6.2.3 INITIAL PURCHASE OF EQUITY. Simultaneous with the Closing, and in partial consideration of the preclinical, clinical, and CMC costs for Product incurred by Palatin prior to the date hereof and in consideration of the rights granted to King pursuant to Sections 2.9, 3.5, 3.6 and 3.7 and subject to the terms and conditions of the Securities Purchase Agreement dated the date hereof, King shall purchase from Palatin, and Palatin shall issue and sell to King, shares of Palatin's common stock par value $0.01 per share (the "Initial Shares") for an aggregate purchase price of Five Million Dollars ($5,000,000) (the "Initial Share Payment") in accordance with the terms and conditions of the Securities Purchase Agreement.

6.2.4 ISSUANCE OF WARRANT. In partial consideration of the Initial Share Payment and the first equity purchase ED Product milestone indicated below, Palatin agrees to issue to King, pursuant to the terms of the Securities Purchase Agreement, warrants to purchase Palatin common stock in the form set forth in
Exhibit I hereto.

6.3 MILESTONE PAYMENTS.

6.3.1 DEVELOPMENT MILESTONES. King will make the following nonrefundable, noncreditable payments to and purchases of equity from Palatin within ten (10) days after the determination of the first achievement of each of the milestones set forth below. Each of the following milestone payments shall only be payable once.


------------------------------------------------------------------------------------------
                      ED PRODUCT                     FSD PRODUCT
------------------------------------------------------------------------------------------
Milestone         Cash           Equity          Cash            Equity        Total
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------
[*]                 [*]           [*]            [*]             [*]           [*]
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Total Development
 Milestones         [*]            [*]           [*]             [*]           $100 Million
------------------------------------------------------------------------------------------


[*] INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE
24B-2.

6.3.2 DEVELOPMENT MILESTONE EQUITY PURCHASES. All equity purchases to be made by King in connection with the development milestones set forth in Section 6.3.1 above, shall be made pursuant to the terms of the Securities Purchase Agreement; [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

6.3.3 SALES MILESTONES. King will make the following nonrefundable, noncreditable payments to Palatin within ten (10) days after the determination of the first achievement of each of the milestones set forth below. Each of the following milestone payments shall only be payable once. In the event that more than one milestone is reached in any given Calendar Year, each such milestone shall be due and payable.

--------------------------------------------------------------------------------
Total Net Sales in a Single Calendar Year Total Cash Payment for Such Calendar
Year for all Products in the Territory

--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
[*]                                          [*]
--------------------------------------------------------------------------------
Total Sales Milestones                       $130 Million
--------------------------------------------------------------------------------

[*] INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE
24B-2.

6.3.4 DETERMINATION THAT PAYMENTS ARE DUE.

(a) The Party having control or oversight over achievement of a particular milestone shall provide the JDMC with prompt written notice upon its achievement of each of the milestones set forth above. In the event that, notwithstanding the fact that such Party has not given any such notice, the other Party believes any such milestone payment is due, it shall so notify such Party and the JDMC in writing, and shall provide to such Party and the JDMC the data and information demonstrating that the conditions for payment have been achieved. Within ten
(10) days of its receipt of such notice, the JDMC shall review the data and information and shall certify in writing whether or not the conditions for payment have been achieved. Any negative determination shall be accompanied by a detailed explanation of the reasons therefor. If the JDMC does not take action within such ten (10) day period (or such other period as the Parties shall mutually agree to be reasonable), the conditions for payment shall be deemed to have been achieved (unless the JDMC did not take action because a Party did not participate in meetings of the JDMC). King shall have the right to dispute in good faith the obligation to make a milestone payment pursuant to this Section 6.3.

(b) Notwithstanding anything to the contrary contained herein, any dispute under this Section that relates to whether or not a milestone has been achieved shall not be subject to final determination of either Party but shall be resolved pursuant to Section 2.10.

6.4 COLLABORATION COSTS AND COLLABORATION REVENUE.

6.4.1 ALLOCATION. All Collaboration Costs incurred and Collaboration Revenue received by a Party on and after the Effective Date shall be allocated between the Parties according to the percentages set forth below. For the avoidance of doubt, (i) a single percentage allocation shall ultimately be applied to all Collaboration Costs incurred and all Collaboration Revenues received in a given Calendar Year, based on an end-of-year determination of aggregate Collaboration Revenues for such Calendar Year, [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]


------------------------------------------------------------------------------------------------------
                   COLLABORATION COSTS AND COLLABORATION REVENUE ALLOCATION
------------------------------------------------------------------------------------------------------
                          Aggregate Collaboration Revenue in a    Aggregate Collaboration
                          Calendar Year Reaches Up to, but        Revenue in a Calendar Year Exceeds
    Region                Does Not Exceed, [*] in Region          [*] in Region
------------------------------------------------------------------------------------------------------
   Territory              [*]                                      [*]
------------------------
                          [*]                                      [*]
------------------------------------------------------------------------------------------------------
      ROW                 [*]                                      [*]
------------------------
                          [*]                                      [*]
-------------------------------------------------------------------------------------------------------

[*] INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE
24B-2.

6.4.2 DETERMINATION AND ALLOCATION OF COLLABORATION COSTS. Within ten (10) days following the end of each Calendar Quarter, Palatin and King shall submit to the Accounting and Finance Committee an accounting of all Collaboration Costs incurred by it with respect to all Products and the Collaboration, allocated between the Territory and ROW, in the relevant time period. Within ten (10) days thereafter, the Accounting and Finance Committee shall produce a report setting forth the calculation of Collaboration Costs and its allocation between the Parties in accordance with Section 6.4.1 above, [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

6.4.3 DETERMINATION AND ALLOCATION OF COLLABORATION REVENUE. Within ten (10) days following the end of each Calendar Quarter commencing on and after the date of First Commercial Sale of each Product or the date on which a Party received Collaboration Revenue, Palatin and King shall submit to the Accounting and Finance Committee an accounting of all Collaboration Revenue received by it with respect to all Products and the Collaboration, allocated between the Territory and ROW. Within ten (10) days thereafter, the Accounting and Finance Committee shall produce a report setting forth the calculation of Collaboration Revenue and its allocation between the Parties in accordance with Section 6.4.1. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

6.4.4 ADVANCE PAYMENTS AND OFFSET. Each of the Parties shall fund projected Collaboration Costs on a monthly, prospective basis, such that all anticipated Collaboration Costs identified in the Accounting and Finance Plan for a given month, or that are otherwise determined by the Accounting and Finance Committee to be reasonably likely to be incurred in such month, shall be allocated between the Parties according to the appropriate percentage set forth in Section 6.4.1, as determined by the Accounting and Finance Committee by reference to anticipated Collaboration Revenues for the relevant Calendar Year. At the end of each Calendar Quarter, the Parties shall reconcile their respective funding payments pursuant to Section 6.4.2 hereof, and, at the discretion of the Party who has funded an amount greater than the Collaboration Costs allocable to such Party for the relevant Calendar Quarter shall be reimbursed by the other Party within ten (10) days after the end of such Calendar Quarter or, at its discretion, shall receive a credit against Collaboration Costs payable by that Party in the subsequent Calendar Quarter(s), which credit amount shall be carried forward until fully credited.

6.4.5 CURRENCY CONVERSION. All Collaboration Costs incurred and Collaboration Revenue received in currencies other than U.S. Dollars shall be converted to U.S. Dollars using the method agreed by the Parties and set forth in the Accounting and Finance Plan.

6.4.6 RECORDS. Each Party shall maintain, for three (3) years from the date of each quarterly reconciliation of Collaboration Costs, complete and accurate records of the same for a Party, its Affiliates and Sublicensees, in sufficient detail to allow calculation and verification of Collaboration Costs and Collaboration Revenue. Each Party shall have the right for a period of three (3) years after receiving any report or statement with respect to Collaboration Costs or Collaboration Revenue to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to inspect the relevant records of such other Party and its Affiliates and Sublicensees to verify such report or statement. Such other Party, its Affiliates and Sublicensees shall each make its records available for inspection by such independent certified public accountant (who agree to confidentiality provisions consistent with Article 10) during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from the auditing Party, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any Calendar Year and not more than once with respect to sales of any Product in any given period. Palatin agrees to hold in strict confidence all information concerning such payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Palatin to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. The results of each inspection, if any, shall be binding on both Parties. In the event that any such inspection shall conclude that Collaboration Costs were overstated or Collaboration Revenue underreported by up to three percent (3%) in any given Calendar Year, the inspected Party shall pay for one-half of the reasonable costs of the inspecting Party incurred in respect of the inspection, as well as make any payments required to remedy the overstatement or underreporting. In the event that any such inspection shall conclude that Collaboration Costs were overstated or Collaboration Revenue underreported by more than three percent (3%) in any give Calendar Year, the inspected Party shall pay for all the reasonable costs of the inspecting Party incurred in respect of the inspection, as well as make any payments required to remedy the overstatement or underreporting. Any dispute regarding the results of any such inspection hereunder shall be subject to the dispute resolution provisions of Section 2.10 hereof, provided that if the non-paying party is the party with final decision-making authority over the subject matter in dispute, and the CEO's are unable to reach agreement even after good faith discussions in accordance with Section 2.10, then the dispute shall not be subject to the sole discretion of either party.

6.4.7 OVERDUE PAYMENTS. All overdue payments, not subject to a bona fide dispute, due and payable pursuant to this Agreement shall bear interest at a rate of one percent (1%) per month from the due date until paid in full.

6.4.8 WITHHOLDING TAXES. All payments made by a Party hereunder shall be made to the other Party free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). The Party making the withholding payment shall make any applicable withholding payments due on behalf of other Party and shall promptly provide the other Party with written documentation of any such payment sufficient to satisfy the requirements of the United States Internal Revenue Service relating to an application by such other Party for a foreign tax credit for such payment. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of Collaboration Revenue payments in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given by the selling Party to the other Party, and such payment shall be made by the deposit thereof in local currency to the credit of such other Party in a recognized banking institution designated by the other Party. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of Collaboration Revenue payments, such payments shall be suspended for as long as such prohibition is in effect and as soon as such prohibition ceases to be in effect, all Collaboration Revenue payments that the selling Party would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

7. LICENSES AND CT LICENSE AGREEMENT

7.1 LICENSE TO KING. Subject to the terms and conditions of this Agreement, beginning on the Closing Date and thereafter during the Term, Palatin hereby grants to King a co-exclusive (with Palatin only) license, limited to the Field, with the right to grant sublicenses only as explicitly permitted hereunder in furtherance of the Collaboration, under Palatin Technology and Palatin Patent Rights and under Palatin's ownership interest in Joint Technology and Joint Patent Rights, to develop, have developed, make, have made, use, sell, distribute for sale, have distributed for sale, offer for sale, have sold, import and have imported Products in the Territory, which license shall be exercisable by King only as part of the Collaboration and for the conduct of the activities required in the performance of its obligations or exercise of its rights hereunder.

7.2 LICENSE TO PALATIN. Subject to the terms and conditions of this Agreement, beginning on the Closing Date and thereafter during the Term, King hereby grants to Palatin a co-exclusive (with King only) license, limited to the Field, with the right to grant sublicenses only as explicitly permitted hereunder in furtherance of the Collaboration, under King Technology and King Patent Rights and under King's ownership interest in Joint Technology and Joint Patent Rights to develop, have developed, make, have made, use, sell, distribute for sale, have distributed for sale, offer for sale, have sold, import and have imported Products in the Territory. The foregoing license to Palatin shall be exercisable by Palatin only as part of the Collaboration and for the conduct of the activities required in the performance of its obligations or exercise of its rights hereunder. For the avoidance of doubt, Palatin shall have no right to sell, distribute for sale, have distributed for sale, offer for sale, or have sold Products in the Territory except and to the extent (a) permitted in the Marketing Plans or otherwise expressly first agreed to by King in writing or (b) set forth in Section 5.1 hereof.

7.3 RIGHT TO DEVELOP AND MARKET IN ROW. Subject to the terms and conditions of this Agreement, beginning on the Closing Date and thereafter during the Term of this Agreement, Palatin hereby grants to King the exclusive right, and King agrees, to collaborate equally with Palatin (including the sharing of Collaboration Costs and Collaboration Revenues relating to the same as set forth in Section 6.4 and decision making as set forth herein) in licensing or sublicensing to or collaboration with one or more Third Parties with respect to the right to Develop and Market Products in the ROW. Neither Palatin nor King shall have the right to grant, or shall grant, any rights to any Palatin Technology, King Technology, Palatin Patent Rights, King Patent Rights, Joint Technology or Joint Patent Rights to any third party in the ROW without the consent and participation of the other Party, except as set forth in Section
3.11 hereof.

7.4 FULFILLMENT AND OBSERVANCE OF CERTAIN OBLIGATIONS. In furtherance of the grant of rights set forth in Section 7.1, Palatin acknowledges that it is responsible for the fulfillment of its obligations under the CT License Agreement and agrees to use its commercially reasonable efforts to fulfill same, and King hereby agrees to abide by the provisions of the CT License Agreement and not to knowingly cause Palatin to be in breach of or under the same. Palatin shall not amend, terminate or cause to be terminated the CT License Agreement, if such amendment or termination would alter the rights of the parties to the CT License Agreement in such a way as to alter the rights of King under this Agreement (it being expressly understood and agreed that any modification to any of the financial provisions of the CT License Agreement shall be deemed to alter the rights of King under this Agreement), or exercise or fail to exercise any of Palatin's material rights or obligations under the CT License Agreement, in each case without the prior written consent of King, not to be unreasonably withheld.

7.5 NO OTHER RIGHTS. King shall receive no rights to utilize Palatin Technology, Palatin Patent Rights, or Palatin Proprietary Materials except as expressly set forth herein. Palatin shall receive no rights to utilize King Technology, King Patent Rights or King Proprietary Materials except as expressly set forth herein. Notwithstanding their joint ownership interest in Joint Technology and Joint Patent Rights, each Party hereby agrees that it shall have no right to use same except as expressly set forth herein.

7.6 LIMITATION ON DEVELOPMENT AND MARKETING. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

7.7 RIGHTS OUTSIDE THE FIELD. The co-exclusive rights of the Parties hereunder will extend to all indications outside the Field with respect to PT-141, including the use of PT-141 in combination with one or more other actives and in any formulation including, without limitation, in any delivery method. In the event King or Palatin make any invention or discovery with respect to PT-141 outside the Field, such new invention or discovery shall be part of the Collaboration and the rights of the Parties with respect thereto shall be subject to the terms and conditions hereof. Any activities of the Parties with respect to PT-141 outside the Field shall only be undertaken by the Parties pursuant to their mutual consent and pursuant to the framework established by the Collaboration and this Agreement. Neither Party shall have any right to, and neither Party shall, undertake any research, development, manufacture or commercialization of PT-141 outside the Field outside the Collaboration, either on its own or with any third party.

8. INTELLECTUAL PROPERTY RIGHTS

8.1 INVENTIONS DISCLOSURE AND GENERALLY. Each Party shall promptly provide the JDMC with written notice concerning all Technology that is conceived, made or developed in the course of carrying out the Development and Marketing Program by employees or Consultants of either of them or their Affiliates, alone or jointly with employees or Consultants of the other Party or its Affiliates. Such notice shall be treated as the Confidential Information of both parties hereunder. The provisions of this Section 8 shall apply to rights in the Technology conceived, made or developed by Palatin or King, or both, during the course of carrying out the Development and Marketing Program.

8.2 OWNERSHIP.

8.2.1 PALATIN INTELLECTUAL PROPERTY RIGHTS. Palatin shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Palatin Technology and Palatin Patent Rights, with full rights to license or sublicense, subject to the obligations to King as set forth herein. Without limiting the foregoing, and except as expressly set forth in this Agreement, Palatin shall be the sole owner of all Patent Rights, all trade secret rights, all know-how and any other intellectual property rights in the Palatin Technology and Palatin Patent Rights, including the sole and exclusive right to exclude others from making, using, selling, offering for sale or importing the Palatin Technology and Palatin Patent Rights, or any products that infringe any Palatin Technology and Palatin Patent Rights.

8.2.2 KING INTELLECTUAL PROPERTY RIGHTS. King shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all King Technology and King Patent Rights, with full rights to license or sublicense, subject to the obligations to Palatin as set forth herein. Without limiting the foregoing, and except as expressly set forth in this Agreement, King shall be the sole owner of all Patent Rights, all trade secret rights, all know-how and any other intellectual property rights in the King Technology and King Patent Rights including the sole and exclusive right to exclude others from making, using, selling, offering for sale or importing the King Technology and King Patent Rights or any products that infringe any King Technology and King Patent Rights.

8.2.3 JOINT TECHNOLOGY RIGHTS. King and Palatin shall jointly own all Joint Technology and Joint Patent Rights, subject to the rights of, and the licenses granted to, each Party hereunder. The Parties hereby agree that as joint owners of such rights, each Party may use or license or sublicense to any Affiliate or Third Party all such rights for any or all purposes without restriction outside the Field; provided, that, each Party agrees, prior to using, licensing or sublicensing any such Joint Technology for commercial purposes, to first negotiate in good faith and agree with the other Party an appropriate royalty to be paid to such other Party in connection with such activities.

8.3 PATENT COORDINATORS. Palatin and King shall each appoint a patent coordinator (each, a "Patent Coordinator" and, collectively, the "Patent Coordinators"), reasonably acceptable to the other Party, who shall serve as such Party's primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party.

8.4 INVENTORSHIP. The JDMC, with the advice of the Patent Coordinators and, in the event of a dispute between the Parties, their legal counsel, shall determine the inventorship of any patent rights arising hereunder. Solely for purposes of this Agreement, and for determining inventorship and ownership of any Palatin Patent Rights, King Patent Rights and Joint Patent Rights and the rights and obligations of the Parties hereunder, the standards contained in United States patent law shall apply. For the avoidance of doubt, the inventorship set forth in any particular patent application or patent within the Palatin Patent Rights, King Patent Right or Joint Patent Right shall be made, as a legal matter, in accordance with the patent laws of the relevant jurisdiction. The JDMC, with the advice of the Patent Coordinators, shall also, in the case of dispute, make the determination as to whether an invention is King Technology, Palatin Technology or Joint Technology. All such determinations shall be treated as Joint Decisions hereunder. If the JDMC cannot resolve the dispute, it shall be resolved by independent patent counsel, not otherwise engaged by either of the Parties, selected by the Patent Coordinators. The reasonable expenses of such independent patent counsel shall be Collaborating Costs.

9. FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

9.1 PATENT FILING, PROSECUTION AND MAINTENANCE.

9.1.1 PATENT FILING. During the Term of this Agreement, with respect to any Patent Rights arising hereunder:

(a) Palatin, acting through patent attorneys or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications claiming the Palatin Patent Rights. At Palatin's request, King shall reasonably cooperate with and assist Palatin in connection with such activities.

(b) King, acting through patent attorneys or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications claiming the King Patent Rights. At King's request, Palatin shall reasonably cooperate with and assist King in connection with such activities.

(c) Except as expressly provided in Section 12, neither Party makes any warranty with respect to the validity, perfection or dominance of any patent or other proprietary right or with respect to the absence of rights in Third Parties which may be infringed by the manufacture or sale of any Product. Each Party agrees to bring to the attention of the JDMC any patent or patent application it discovers which relates to the rights of either Party under this Agreement.

(d) King and Palatin will cooperate through their respective Patent Coordinators to jointly select outside patent counsel to handle the filing, prosecution and maintenance of patents and patent applications comprising the Joint Patent Rights. The Parties shall share equally, through the JDMC, the control related to patents and patent applications claiming inventions that are Joint Technology. Should one Party desire not to share in the control, filing, prosecution or maintenance of any such patent or patent applications, the other Party shall gain sole control of the filing, prosecution or maintenance of such patents or patent applications, and such patents or patent applications shall be deemed to be the Palatin Program Technology or King Program Technology, as applicable, and such Party shall have the sole right to file, prosecute and maintain same, at its own expense.

(e) All reasonable fees and expenses of counsel and other reasonable costs and expenses of each Party attributable to the filing, prosecution and maintenance of Patent Rights or Technology used or reasonably expected, in the judgment of the JDMC to be used or useful in the Development and Marketing Program shall be deemed Regulatory and IP Costs.

9.1.2 INFORMATION AND COOPERATION. Each Party responsible for Patent Rights described in this Agreement (the "Filing Party") shall keep the JDMC regularly informed of the status of the Patent Rights for which it is responsible in accordance with this Section 9.1.2. The Filing Party shall provide the JDMC with
(a) copies of all filings and correspondence with the patent offices, administrative boards or courts which the Filing Party sends or receives in connection with filing, prosecution, maintenance and defense of the Patent Rights for which it is responsible, and (b) copies of filings and correspondence under subsection (a) sufficiently in advance of the due date so as to give the other Party sufficient time to comment and shall give good faith consideration to the other Party's comments and incorporate same to the extent not inconsistent with the legal or commercial position of the Filing Party. The Filing Party shall carefully follow the advice and direction of the JDMC with respect to strategy for the Patent Rights for which it is responsible.

9.1.3 ABANDONMENT. If a Filing Party decides to abandon or to allow to lapse any of its Patent Rights described in this Agreement, the Filing Party shall inform the other Party and the JDMC at least forty-five (45) days prior to the effective date of such decision, and the JDMC shall decide what actions should be taken with respect to such Patent Rights. If the JDMC has not reached a decision fifteen (15) days prior to such effective date, then the non-Filing Party shall have the right to take any actions it deems reasonably necessary and appropriate to prevent the abandonment or lapse of the relevant Patent Rights, in the Filing Party's name, in order to maintain the status quo. The Filing Party hereby authorizes the non-

Filing Party to make, constitute, and appoint any representative as such other Party may select, in its sole discretion, as the true and lawful attorney-in-fact for the Filing Party, with power to endorse the Filing Party's name on all applications, documents, papers, and instruments necessary or desirable for the non-Filing Party to give effect to the provisions of this
Section 9.13 and the intent of the parties hereto. This power of attorney is coupled with an interest and is supported by the consideration set forth in this Agreement. The Filing Party hereby ratifies all that such attorney-in-fact may lawfully do or cause to be done by virtue hereof. This power of attorney is irrevocable until the earlier of the expiration of the last to expire of the Palatin Patent Rights, King Patent Rights and Joint Patent Rights or the termination of this Agreement. In rendering its determination, the JDMC shall decide how to respond to the activities of such non-Filing Party, what the rights of the Parties shall be with respect to the relevant Patent Rights, and how to allocate responsibility for any costs incurred in connection with same.

9.2 LEGAL ACTION.

9.2.1 ACTUAL OR THREATENED INFRINGEMENT.

(a) In the event either Party becomes aware of any possible infringement or unauthorized possession, knowledge or use of any Patent Right which is the subject matter of this Agreement, including any Joint Technology (collectively, an "Infringement"), that Party shall promptly notify the JDMC and other Party and provide it with full details (an "Infringement Notice"). The JDMC shall decide which actions are to be taken with respect to such matters, subject to the provisions of this Section 9.2. All reasonable costs and expenses expended by a Party in connection herewith and monies or other assets recovered by a Party pursuant hereto shall be deemed Collaboration Costs and Collaboration Revenue, as the case may be, to the extent the same are related to a Product.

(b) King shall have the first right and option, but not the obligation, to prosecute or prevent the Infringement of or relating to King Patent Rights. If King does not commence an action to prosecute, or otherwise take steps to prevent or terminate the Infringement within one hundred eighty (180) days from any Infringement Notice, expressly excluding any immaterial infringement, then Palatin shall have the right and option to take such action as Palatin will consider appropriate to prosecute or prevent such Infringement, but only if such Infringement is in the Field and only with respect to any King Patent Rights that are actually then being used in the Development and Marketing Program or are, in the judgment of the JDMC, reasonably likely to be used or useful in the Development or Marketing of any Products hereunder. If either Party determines that it is necessary or desirable for the other to join any such suit, action or proceeding, the other Party shall, upon written notice from the prosecuting Party, execute all papers and perform such other acts as may be reasonably required in the circumstances.

(c) Palatin shall have the first right and option, but not obligation, to prosecute or prevent the Infringement of or relating to Palatin Patent Rights. If Palatin does not commence an action to prosecute, or otherwise take steps to prevent or terminate the Infringement within one hundred eighty (180) days from any Infringement Notice, expressly excluding any immaterial infringement, then King shall have the right and option to take such action as King will consider appropriate to prosecute or prevent such Infringement, but only if such Infringement is in the Field and only with respect to any Palatin Patent Rights that are actually then being used in the Development and Marketing Program or are, in the reasonable judgment of the JDMC, reasonably likely to be used or useful in the Development or Marketing of any Products hereunder. If either Party determines that it is necessary or desirable for the other to join any such suit, action or proceeding, the first Party shall, upon written notice from the prosecuting Party, execute all papers and perform such other acts as may be reasonably required in the circumstances.

(d) In the event of an Infringement of a Joint Patent Right, the JDMC shall determine whether and how to prosecute or prevent the Infringement.

(e) Each Party shall always have the right to be represented by counsel of its own selection in any suit instituted under this Section by the other Party for Infringement. If either Party lacks standing and the other Party has standing to bring any such suit, action or proceeding, then such other Party shall bring such suit at the request of the first Party. No suit under this Section 9.2.1 may be settled without the approval of the JDMC.

(f) In any action under this Section, the Parties shall fully cooperate with and assist each other.

(g) In the event that the scope of an action under this Section 9.2.1 goes beyond the scope of the Field in that any aspect of the Infringement is predicated on activities outside the Field, then the JDMC shall determine what percentage of all costs incurred and all damages awarded or royalties granted in connection with such action represent activity inside the Field, which shall be treated as Collaboration Costs and Collaboration Revenues. All other costs, damages and royalties shall be the responsibility of, and shall belong to, the Party who owns the Patent Rights in suit.

9.2.2 DEFENSE OF CLAIMS.

(a) In the event that any action, suit or proceeding is brought against Palatin or King or any Affiliate or Sublicensee of either Party alleging the infringement of the Technology or intellectual property rights of a Third Party by reason of any Party's activities performed pursuant to this Agreement, the JDMC shall determine how the Parties will defend themselves in such action and, subject to Section 9.2.2(b) below. All costs related to the same shall be deemed Regulatory and IP Costs. Each Party shall have the right to separate counsel in any such action or proceeding. The Parties shall cooperate with each other in the defense of any such suit, action or proceeding. Subject to the foregoing, each Party shall have the option to assume control of the defense of any action, suit or proceeding which principally relates to the use of such Party's own Technology. The Parties will give each other prompt written notice of the commencement of any such suit, action or proceeding or claim of infringement and will furnish each other a copy of each communication relating to the alleged infringement. Neither Party shall compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding which involves the use of the other's Technology or Patent Rights without the other Party's advice and prior consent, provided that the Party not defending the suit shall not unreasonably withhold its consent to any settlement which does not have a material adverse effect on its business or business prospects. If the defending Party agrees that the other Party should institute or join any suit, action or proceeding pursuant to this Section, the defending Party may join the other Party as a Party to the suit, action or proceeding, and the Party so joined shall execute all documents and take all other actions, including giving testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

(b) If as a consequence of such action, suit or proceeding by a Third Party claiming that the discovery, development, manufacture, use or sale of a Product infringes such Third Party's intellectual property rights, the Parties shall examine and discuss in good faith the consequences of such prohibition or restriction or other conditions on this Agreement and on possible modifications thereto.

9.3 TRADEMARK PROSECUTION. The JDMC will decide which Party shall be responsible (using mutually acceptable outside counsel) for the filing, prosecution, defense and maintenance before all trademark offices of the Product Trademarks and all related and reasonable costs and expenses shall be deemed Regulatory and IP Costs.

10. TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY; NON-SOLICITATION.

10.1 CONFIDENTIALITY.

10.1.1 CONFIDENTIALITY OBLIGATIONS. Palatin and King each acknowledges and agrees that the other Party's Confidential Information constitutes highly valuable and proprietary confidential information and materials. Palatin and King each agrees that during the Term of the Collaboration and for an additional five (5) years (or, in the case of any Confidential Information identified as a trade secret by the Disclosing Party at the time of disclosure, for so long as such trade secret Confidential Information is susceptible of remaining a trade secret), it will use commercially reasonable efforts to keep confidential, and will use commercially reasonable efforts to cause its employees, Consultants, Affiliates, agents, advisors and Sublicensees to keep confidential, all Confidential Information and Proprietary Materials of the other Party. Neither Palatin nor King nor any of their respective employees, Consultants, Affiliates or Sublicensees shall use Confidential Information or Proprietary Materials of the other Party for any purpose whatsoever except as expressly permitted in this Agreement.

10.1.2 LIMITED DISCLOSURE. Palatin and King each agree that any disclosure of the other Party's Confidential Information or any transfer of the other Party's Proprietary Materials to any officer, employee, Consultant, agent or Affiliate of Palatin or King, as the case may be, shall be made only if and to the extent necessary to carry out its rights and responsibilities under this Agreement, shall be limited to the maximum extent possible consistent with such rights and responsibilities, and shall only be made to persons who are bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information or Proprietary Materials except as expressly permitted by this Agreement. Palatin and King each further agree not to disclose or transfer the other Party's Confidential Information or Proprietary Materials to any Third Parties under any circumstance without the prior written approval from the other Party (such approval not to be unreasonably withheld), except as otherwise required by law, and except as otherwise expressly permitted by this Agreement. Each Party shall take such action, and shall cause its Affiliates and Sublicensees to take such action, to preserve the confidentiality of each other's Confidential Information and Proprietary Materials as it would customarily take to preserve the confidentiality of its own Confidential Information and Proprietary Materials, using a level of care that shall not under any circumstances be less than reasonable and prudent care. If a court or other government authority orders that the Receiving Party disclose Confidential Information, or proposes such an order, the receiving party must notify the Disclosing Party immediately after learning of the order, so as to provide the Disclosing Party an opportunity to protect the information, and the Receiving Party must limit the disclosure to the minimum that will comply with the order. Each Party, upon the request of the other Party, will return all the Proprietary Information and Confidential Materials disclosed or transferred to it by the other Party pursuant to this Agreement, including all copies and extracts of documents and all manifestations in whatever form, within sixty (60) days of the request or, if earlier, the termination or expiration of this Agreement; provided however, that a Party may retain Confidential Information and Proprietary Materials of the other Party relating to any license or right to use Technology which survives such termination and one copy of all other Confidential Information may be retained in inactive archives solely for the purpose of establishing the contents thereof.

10.1.3 EMPLOYEES AND CONSULTANTS. Palatin and King each hereby agrees that all of its employees, and all of the employees of its Affiliates, and any Consultants to such Party or its Affiliates, in any case that participate in the activities of the Collaboration and who shall have access to Confidential Information or Proprietary Materials of the other Party shall be bound by written obligations to maintain the same in confidence and not to use such information except as expressly permitted herein. Each Party agrees to enforce confidentiality obligations to which its employees and Consultants (and those of its Affiliates) are obligated.

10.1.4 EQUITABLE RELIEF. Each Party acknowledges that a breach by it of the provisions of this Article 10 and Section 7.6 cannot reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party may be entitled to seek, in addition to any other remedies it may have under this Agreement or otherwise, preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this
Article 10 by the other Party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each Party agrees that the existence of any claim, demand, or cause of action of it against the other Party, whether predicated upon this Agreement, or otherwise, shall not constitute a defense to the enforcement by the other Party, or its successors or assigns, of the covenants contained in this Article 10.

10.2 PUBLICITY. Neither Party may publicly disclose the existence or terms of this Agreement without the prior written consent of the other Party; provided, however, that either Party may make such a disclosure (a) to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or (b) to any investors, prospective investors, lenders and other potential financing sources who are obligated to keep such information confidential. In the event that such disclosure is required as aforesaid, the disclosing Party shall make reasonable efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure. The Parties, upon the execution of this Agreement, will mutually agree to a press release with respect to the Collaboration for publication. Once such press release or any other written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.

10.3 PUBLICATION. It is expected that each Party may wish to publish the results of its research under this Agreement. In order to safeguard patent rights and other intellectual property, the Party wishing to publish or otherwise publicly disclose the results of any research being conducted by the Parties in the Collaboration shall first submit a draft of the proposed manuscript to the JDMC for review, comment and consideration of appropriate patent action at least sixty (60) days prior to any submission for publication or other public disclosure. Within thirty (30) days of receipt of the prepublication materials, the JDMC, with the advice of the Patent Coordinators and after consultation with the respective medical affairs or medical services departments or professionals of each Party, will notify the Party seeking publication as to whether a patent application shall be prepared and filed (in which case the Party seeking publication shall delay submission until the first to occur of the filing of a patent application and ninety (90) days from such notice provided by the JDMC) or whether such publication must be revised to eliminate Confidential Information of a Party (in which case the Party seeking publication shall delete from any proposed publication all such Confidential Information contained therein).

10.4 PROHIBITION ON SOLICITATION. Without the written consent of the other Party, neither Party nor its Affiliates shall, during the Term of this Agreement or for a period of one (1) year following the expiration or termination of this Agreement, solicit (directly or indirectly) any person who was employed by such Party or its Affiliates and participated in the Development and Marketing Program at any time during the Term of this Agreement. This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.

11. TERM AND TERMINATION

11.1 TERM. This Agreement shall commence on the Effective Date and shall continue for so long as any Product is being Developed or Marketed, or, if later, the expiration of the last Patent Right licensed or developed hereunder, unless earlier terminated in accordance with the provisions of this Section 11 (the "Term").

11.2 TERMINATION. This Agreement may be terminated as follows, in each case in the Territory, in the ROW, or in both (in each case, the "Terminated Region"). Termination in the Terminated Region, under any provision of this Section 11.2, shall not impact the rights and obligations of the Parties outside the Terminated Region, and this Agreement shall be deemed amended, mutatis mutandis, to exclude the Terminated Region. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.]

11.2.1 MUTUAL TERMINATION. The Parties may agree in writing to mutually terminate this Agreement at any time. If a Party has given notice of termination of this Agreement pursuant to Sections 11.2.2 or 11.2.3 hereof, the other Party may not invoke this Section 11.2.1 by agreeing to such termination. In the event of termination pursuant to this Section 11.2.1 the Parties shall negotiate in good faith within thirty (30) days after the date of such termination the terms and conditions of such termination. Such terms shall include that each Party will make its personnel and other resources reasonably available to the other Party as necessary to effect an orderly transition of responsibilities. In addition, the Parties shall make reconciling payments due and payable for the Final Calendar Year as required by Sections 6.3 and 6.4, as well as pay any other amounts due and owing on the date of termination.

11.2.2 TERMINATION AT WILL. Either Party may terminate this Agreement in the Territory and ROW (together, but not in one or the other) at any time, at will,
(x) upon ninety (90) days prior written notice to the other Party if such termination occurs prior to the Completion of Phase II Clinical Trials and (y) upon one-hundred and eighty (180) days prior written notice to the other Party if such termination occurs on or after the Completion of Phase II Clinical Trials. In connection with a termination pursuant to this Section 11.2.2, the following shall apply: (a) The terminating Party shall, at its own expense, execute and deliver to the other Party such documents, material, data, records, analyses and information and do such things as reasonably requested by the other Party in order to permit the other Party to Develop and Market Products in the Terminated Regions in the Field including the following, in each case only to the extent reasonably necessary or relevant to such Development and Marketing in the Terminated Regions in the Field: (i) the terminating Party shall use its commercially reasonable efforts to effect a smooth and orderly transition of any ongoing clinical studies, regulatory approval or pre-marketing efforts to the other Party (including all data and reports in the possession of the terminating Party), including without limitation the assignment of any relevant third party contracts and Regulatory Filings and the use of commercially reasonable efforts to cancel all cancelable costs already incurred and mitigate all other costs incurred in connection with the Development and Marketing Program; (ii) the terminating Party shall make its personnel and other resources reasonably available to the other Party as necessary to effect an orderly transition of development responsibilities, with the reasonable cost of such personnel and resources to be borne by the terminating Party after the effective date of termination; (iii) the terminating Party, for no additional consideration, shall pay its share of the costs for the completion of any of the ongoing clinical trials of Product, but only for such costs directly incurred for those patients already enrolled in the study at the time of giving the termination notice; (iv) all rights and licenses granted herein to the terminating Party in the Terminated Regions in the Field shall, for no additional consideration, immediately terminate with respect to the terminating Party, and thereafter, the non-terminating Party shall have the sole and exclusive right and license (exclusive even as to the terminating Party) to make, have made, use, sell, offer for sale and import Product in the Terminated Regions in the Field under the Palatin Technology, the Palatin Patent Rights, the King Technology and King Patent Rights and an exclusive right and license under the Joint Patent Rights and Joint Technology to make, have made, use, sell, offer for sale and import Product in the Terminated Regions in the Field; and (v) the terminating Party shall, within ten (10) days after the termination date, provide and assign to the other Party, at the terminating Party's expense, all clinical data, INDs, NDAs, Regulatory Approvals, Regulatory Filings and all other documentation reasonably useful in respect of Products in the Terminated Regions in the Field.

(b) In connection with any termination by Palatin pursuant to this Section 11.2.2, Palatin will use its commercially reasonable efforts to assign or transfer to King Palatin's rights and benefits under the CT License Agreement (or otherwise provide to King the benefit of the same if assignment or transfer is not possible after using its commercially reasonable efforts) to the extent reasonably necessary for King to Develop and Market Product in the Terminated Regions in the Field, and King agrees to thereafter assume all subsequent responsibilities, liabilities, obligations (financial and otherwise) related thereto as of the relevant termination date, including any relating to a breach by King of the CT License Agreement, it being understood and agreed that King shall not be liable for, and Palatin shall remain liable for, any and all responsibilities, liabilities, breaches and obligations attributable to periods or accruing prior to or on such termination date. Should King not agree to assume such subsequent responsibilities, Palatin shall have no obligation to assign or transfer to King any of its rights or benefits under the CT License Agreement (or otherwise offer to King the benefit of the same if assignment or transfer is not possible after using its commercially reasonable efforts).

(c) The Parties shall make reconciling payments due and payable for the Final Calendar Year as required by Sections 6.3 and 6.4, as well as pay any other amounts due and owing on the date of termination.

(d) If the Party that is not proceeding with Development and Marketing of Products pursuant to this Section is responsible for supplying CTM, API, or Product for Development or Marketing (the "Manufacturing Party"), the Manufacturing Party shall agree to supply to the other Party (the "Developing Party"), at the Developing Party's election, all its requirements of such CTM, API or Product (the "Supply") at [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] as is reasonably required by the Developing Party in order to Develop and Market Product for the shorter of (i) eighteen
(18) months or (ii) as long as is reasonably required by the Developing Party to obtain Supply from a Third Party supplier or to manufacture such Supply on its own.

11.2.3 TERMINATION FOR MATERIAL BREACH. In the event that either Party breaches any material term of this Agreement that applies to it, the other Party shall have the right to terminate this Agreement in the Territory and ROW (together, but not in one or the other) (x) by giving thirty (30) days' prior written notice to the breaching Party in the case of a breach of any payment term of this Agreement and (y) by giving ninety (90) days' prior written notice to the breaching Party in the case of any other breach; provided, however, that in the case of a breach capable of being cured, if the breaching Party shall cure the breach within such notice period after notice shall have been given, then such notice shall not be effective. For purposes of this Section 11.2.3, (i) the failure to timely make any payment or fulfill any funding obligation under this Agreement that is not subject to a bona fide dispute, (ii) the failure, after use of commercially reasonable efforts, to timely supply API or finished Product in the quantities required, and (iii) the commission of any act or the occurrence of any omission, in each case that constitutes a breach of any material term of this Agreement and that has a material adverse impact, or is reasonably likely, in the judgment of the JDMC, to have a material adverse impact, on the ability of the Parties to timely Develop or Market a Product that conforms with the Program Plans shall each constitute a material breach of this Agreement (but the list set forth in clauses (i) through (iii) shall not be deemed an exhaustive list of material breaches of this Agreement). In the event of a termination pursuant to this Section 11.2.3, the following shall apply:

(a) The breaching Party shall, at its own expense, execute and deliver to the nonbreaching Party such documents, material, data, records, analyses and information and do such things as reasonably requested by the nonbreaching Party in order to permit the nonbreaching Party to Develop and Market of Product in the Terminated Regions in the Field, including the following, in each case only to the extent reasonably necessary or relevant to such Development and Marketing in the Terminated Regions in the Field: (i) the breaching Party shall use its commercially reasonable efforts to effect a smooth and orderly transition of any ongoing clinical studies, regulatory approval or pre-marketing efforts to the nonbreaching Party (including all data and reports in the possession of the breaching Party), including without limitation the assignment of any relevant third party contracts and Regulatory Filings; (ii) the breaching Party shall make its personnel and other resources reasonably available to the nonbreaching Party as necessary to effect an orderly transition of development responsibilities, with the reasonable cost of such personnel and resources to be borne by the breaching Party after the effective date of termination; (iii) the breaching Party, for no additional consideration, shall pay its share of the costs for the completion of any of the ongoing clinical trials of Product, but only for such costs directly incurred for those patients already enrolled in the study at the time of giving the termination notice; (iv) all rights and licenses granted herein to the breaching Party in the Terminated Regions in the Field shall, for no additional consideration, immediately terminate with respect to the breaching Party; thereafter, the nonbreaching Party shall have the sole and exclusive right and license (exclusive even as to the breaching Party) to make, have made, use, sell, offer for sale and import Product in the Terminated Regions in the Field under the Palatin Technology, the Palatin Patent Rights, the King Technology and King Patent Rights and an exclusive right and license under the Joint Patent Rights and Joint Technology to make, have made, use, sell, offer for sale and import Product in the Terminated Regions in the Field; and (v) the breaching Party shall, within ten (10) days after the date of termination, provide and assign to the nonbreaching Party, at the breaching Party's expense, all clinical data, INDs, NDAs, Regulatory Approvals, Regulatory Filings and all other documentation reasonably useful in respect of Product in the Terminated Regions in the Field.

(b) In connection with any termination by King pursuant to this Section 11.2.3, Palatin will use its commercially reasonable efforts to assign or transfer to King Palatin's rights and benefits under the CT License Agreement (or otherwise provide to King the benefit of the same if assignment or transfer is not possible after using its commercially reasonably efforts) to the extent reasonably necessary for King to Develop and Market Product in the Terminated Regions in the Field, and King agrees to thereafter assume all subsequent responsibilities, liabilities, obligations (financial and otherwise) related thereto as of the relevant termination date, including any relating to a breach by King of the CT License Agreement, it being understood and agreed that King shall not be liable for, and Palatin shall remain liable for, any and all responsibilities, liabilities, breaches and obligations attributable to periods or accruing prior to or on such termination date. Should King not agree to assume such subsequent responsibilities, Palatin shall have no obligation to assign or transfer to King any of its rights or benefits under the CT License Agreement (or otherwise offer to King the benefit of the same if assignment or transfer is not possible after using its commercially reasonably efforts).

(c) The Parties shall make reconciling payments due and payable for the Final Calendar Year as required by Sections 6.3 and 6.4, as well as pay any other amounts due and owing on the date of termination.

(d) The Parties agree that the following royalties will be paid to the breaching Party in consideration of the monies paid to date by the breaching Party, the work completed to date by the breaching Party, and the licenses granted pursuant to this Section by the breaching Party.

With respect to royalties to be paid by King to Palatin only:


------------------------------------------------------------------------------------------------------------
                               Royalty Payable on Net Sales by King
                               of Product in the Field or on             Royalty Payable on Consideration
                               Consideration Received by King from       Received by King from Licensing or
 Termination Date              Licensing or Sublicensing of Product      Sublicensing of Product in the Field
 Occurs                        in the Field in Territory                 in ROW
------------------------------------------------------------------------------------------------------------
Prior to the Closing Date                No Royalty                                No Royalty
------------------------------------------------------------------------------------------------------------
[*]                            [*]                                       [*]
------------------------------------------------------------------------------------------------------------
[*]                            [*]                                       [*]
------------------------------------------------------------------------------------------------------------
[*]                            [*]                                       [*]
------------------------------------------------------------------------------------------------------------
[*]                            [*]                                       [*]
------------------------------------------------------------------------------------------------------------
[*]                            [*]                                       [*]
------------------------------------------------------------------------------------------------------------

[*] INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE
24B-2.

Notwithstanding the foregoing, King shall not be required to pay to Palatin any royalty or other payment based on consideration paid to it as upfront licensing or sublicensing fees or license or sublicense maintenance fees.

With respect to royalties to be paid by Palatin to King only:


---------------------------------------------------------------------------------------------------------------
                                 Royalty Payable on Net Sales by
                                 Palatin of Product in the Field              Royalty Payable on Consideration
                                 or on Consideration Received by Palatin      Received by Palatin from Licensing or
Termination Date                 from Licensing or Sublicensing of            Sublicensing of Product in the
Occurs                           Product in the Field in Territory            Field in ROW
----------------------------------------------------------------------------------------------------------------
Prior to the Closing Date              No Royalty                                 No Royalty
----------------------------------------------------------------------------------------------------------------
[*]                               [*]                                           [*]
----------------------------------------------------------------------------------------------------------------
[*]                               [*]                                           [*]
----------------------------------------------------------------------------------------------------------------
[*]                               [*]                                           [*]
----------------------------------------------------------------------------------------------------------------
[*]                               [*]                                           [*]
----------------------------------------------------------------------------------------------------------------
[*]                               [*]                                           [*]
----------------------------------------------------------------------------------------------------------------

[*] INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE
24B-2.

Notwithstanding the foregoing, Palatin shall not be required to pay to King (i) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] and (ii) any royalty or other payment based on consideration paid to it as upfront licensing or sublicensing fees or license or sublicense maintenance fees.

(e) If the Party that is not proceeding with Development and Marketing of Products pursuant to this Section is the Manufacturing Party, the Manufacturing Party shall agree to supply to the Developing Party, at the Developing Party's election, all its requirements of Supply at [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24B-2.] as is reasonably required by the Developing Party in order to Develop and Market Product for the shorter of (i) eighteen (18) months or (ii) as long as is reasonably required by the Developing Party to obtain Supply from a Third Party supplier or to manufacture such Supply on its own.

(f) In the event of a termination pursuant to this Section 11.2.3, the parties shall negotiate in good faith customary royalty protection provisions that shall be applicable to the payment of royalties post-termination, including without limitation anti-stacking protections and reductions in royalties for generic competition and infringing third-party sales, provided that the royalty rates set forth herein shall remain in full force and effect.

(g) Reporting. The Party that is proceeding with the Development and Marketing of the Product hereunder ("Proceeding Party") shall keep, and shall require each of its Affiliates to keep, full and accurate books of account containing all particulars relevant to its sales of Products that may be necessary for the purpose of calculating all royalties payable to the other Party ("Non-proceeding Party") hereunder. Such books of account, as well as all reasonably necessary supporting data, shall be kept at the principal place of business of the Proceeding Party and each Affiliate, as applicable, for the five (5) years next following the end of the Calendar Year to which each shall pertain, and shall be open for inspection by an independent certified public accountant reasonably acceptable to the Proceeding Party, upon reasonable notice during normal business hours at the Non-proceeding Party's expense, as the case may be, for the sole purpose of verifying royalty statements or compliance with this Agreement. In the event the inspection determines that royalties due Non-proceeding Party for any period have been underpaid by five percent (5%) or more, which underpayment has not since been remedied, then the Proceeding Party and/or its Affiliate, as applicable, shall pay for all costs of the inspection. All royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a per annum rate of two percent (2%) above the prime rate published in the Wall Street Journal, New York edition, on the due date. The payment of such interest shall not foreclose the Non-proceeding Party from exercising any other rights it may have as a consequence of the lateness of any payment. All information and data reviewed in the inspection shall be used only for the purpose of verifying royalties and shall be treated as the Proceeding Party's Confidential Information subject to the obligations of this Agreement. No audit shall be conducted hereunder more frequently than once during any twelve (12) month period.

(h) Quarterly Payments and Reports. In each year the amount of royalty due shall be calculated quarterly as of the end of each Calendar Quarter and shall be paid quarterly within the forty-five (45) days next following such date. Every such payment shall be supported by the accounting described herein. All royalties due hereunder are payable in United States dollars. When Products are sold for currency other than United States dollars, the earned royalties will first be determined in the foreign currency of the country in which such Products were sold and then converted into equivalent United States funds. The exchange rate will be that rate quoted in the Wall Street Journal, NY Edition on the last business day of the Calendar Quarter in which such sales were made.

(i) Accounting Reports. With each quarterly payment, the Proceeding Party shall deliver to the Non-proceeding Party a full and accurate accounting to include at least the following information:

(i) Quantity of Product subject to royalty manufactured and sold, by country, by the Proceeding Party and its Affiliates;

(ii) Total sales for each Product subject to royalty, by country and, to the extent used in any royalty calculations during such quarter, the exchange rate set forth herein;

(iii) Deductions applicable as provided herein or as otherwise agreed by the parties and all Net Sales calculations;

(iv)     Compensation on Products received from sublicensees hereunder; and

(v)      Total royalties and/or compensation payable to the Non-proceeding
         Party.

11.2.4 TERMINATION FOR INSOLVENCY. In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act, has any such petition filed against it, or is unable to pay its debts as they come due (each, an "Event of Bankruptcy"), then the other Party may terminate this Agreement effective immediately upon written notice to such Party. In the event of a termination pursuant to this Section 11.2.4, the following shall apply:

(a) The non-terminating Party shall (i) at the election of the terminating party, remain responsible to supply Product or API to the extent and in the same quantity it was obligated to supply at the time of such termination for a reasonable period of time to allow the other Party to find an alternate source of supply, or as otherwise required under a manufacturing and supply agreement between the Parties and (ii) make its personnel and other resources reasonably available to the other Party as necessary to effect an orderly transition of responsibilities, with the reasonable cost of such personnel and resources to be borne by the terminating Party after the effective date of termination.

(b) The Parties shall make reconciling payments due and payable for the Final Calendar Quarter as required by Sections 6.3 and 6.4, as well as pay any other amounts due and owing on the date of termination. The Parties agree that the licensor under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party. The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

(c) If the Party that is not proceeding with Development and Marketing of Products pursuant to this Section is the Manufacturing Party, the Manufacturing Party shall agree to supply to the Developing Party, at the Developing Party's election, all its requirements of Supply at FAMC plus ten percent (10%) as is reasonably required by the Developing Party in order to Develop and Market Product for the longer of (i) one (1) year or (ii) as long as is reasonably required by the Developing Party to obtain Supply from a Third Party supplier or to manufacture such Supply on its own.

11.2.5 REQUIRED ASSIGNMENTS. If a Party is required by the terms of this Agreement to assign or transfer to the other Party any agreement, document or right and such Party, after utilizing the level of efforts required hereunder, is unable to do so as the result of forces beyond its reasonable control, then the Party shall use its commercially reasonable efforts to make available to the other Party the material benefits of such agreement, document or right in lieu of such assignment or transfer.

11.3 SURVIVING PROVISIONS. Termination and expiration of this Agreement for any reason shall be without prejudice to:

(a) the rights and obligations of the Parties under this Agreement, which by their nature should survive the termination or expiration of this Agreement, including those set forth in Sections 8.2, 10, 11, 13, 14, 15.1, and 15.2, which shall survive; and

(b) any other rights or remedies provided at law or equity which either Party may otherwise have against the other. Nothing herein shall relieve any Party from liability from any breach of any covenant or agreement of such Party contained herein or any willful or intentional breach of any representation or warranty of such Party contained herein.

11.4 TREATMENT UNDER BANKRUPTCY CODE. All rights related to and licenses of intellectual property granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 (35A) of the Bankruptcy Code. The Parties agree that this Agreement and the Patent Rights and Technology licensed hereunder are considered by the Parties to be intellectual property subject to 11 U.S.C. ss. 365(n) of the Bankruptcy Code.

11.5 DAMAGES; RELIEF. Termination of this Agreement shall not preclude any party from claiming any other damages, compensation or legal or equitable relief that it may be entitled to upon such termination.

12. REPRESENTATIONS AND WARRANTIES

        Palatin and King each represents and warrants to the other as of the Effective Date as follows:

12.1 ORGANIZATION. It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and, except as would not have a material adverse effect on the ability of the Party to perform its obligations hereunder, has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

12.2 AUTHORIZATION AND RIGHT TO GRANT LICENSES. The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and does not and will not (a) require any consent or approval of its stockholders or (b) violate any provision of any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents. Each Party has the right, power and authority to grant licenses granted by it hereunder.

12.3 BINDING AGREEMENT. This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

12.4 NO INCONSISTENT OBLIGATION. It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder and that it has all power and authority under all instruments or agreements to which it is a Party to enter into this Agreement and to perform its obligations hereunder.

12.5 ABSENCE OF ACTIONS. It is not a party to or object of any litigation, suit, claim, action, proceeding, judgment, settlement, or investigation (an "Action") pending or, to the knowledge of it, threatened against it, or any of its Affiliates, or any of its properties or assets, before any governmental or regulatory authority that might reasonably be expected to have a material adverse effect on its ability to diligently and completely fulfill its obligations hereunder. A material breach of or inaccuracy in this Section 12.5 with respect to a Party shall constitute a material breach of this Agreement by such Party pursuant to Section 11.2.3.

12.6 APPLICABLE LAW. It has complied with and shall continue to comply with and shall perform all its duties and obligations hereunder in accordance with all Applicable Law.

12.7 DEBARMENT. As of the date hereof, neither it nor any of its respective employees or agents, in their capacity as such, have been disqualified or debarred by the FDA, pursuant to 21 U.S.C. ss.ss. 335(a) or (b), or been charged with or convicted under United States Law for conduct relating to the development or approval, or otherwise relating to the regulation of any Product under the Generic Drug Enforcement Act of 1992, or any other relevant law, rule or regulation or been disbarred, disqualified or convicted under or for any equivalent or similar applicable foreign law, rule or regulation.

        Palatin further represents and warrants to King as of the Effective Date as follows:

12.8 CLINICAL TRIALS. All preclinical and clinical work, studies and trials conducted, supervised or monitored by Palatin with respect to any Product have, to the knowledge of Palatin, having made a reasonable inquiry, been conducted and/or performed in compliance with Applicable Laws, including Good Laboratory Practice, Good Clinical Practice and Good Manufacturing Practice requirements and ICH Guidelines. Palatin has, or, as applicable, any third parties with whom Palatin has contracted to perform any clinical trials or modifications thereto with respect to any Product has, to the knowledge of Palatin, having made a reasonable inquiry, obtained and maintained any necessary Institutional Review Board ("IRB") approvals of clinical trials or modifications thereto sponsored by Palatin. To the knowledge of Palatin, having made a reasonable inquiry, in no clinical trial sponsored, conducted, supervised or monitored by Palatin with respect to any Product has any IRB, ethics committee, or European competent authority approval ever been suspended, terminated, put on clinical hold, or voluntarily withdrawn.

12.9 DISCLOSURE. To Palatin's knowledge, no employees or agents of Palatin have made an untrue statement of material fact on behalf of Palatin to any Regulatory Authority with respect to any Product or failed to disclose a material fact required to be disclosed to any Regulatory Authority with respect to any Product.

12.10 INTELLECTUAL PROPERTY. (a) There is no litigation or proceeding pending or, to the actual knowledge of Palatin, having made a reasonable inquiry, threatened, concerning the validity or enforceability of any Palatin Patent Rights; (b) to Palatin's actual knowledge, after having made a reasonable inquiry, each of the issued patents a part of the Palatin Patent Rights is valid and enforceable; (c) Palatin is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Palatin Patent Rights, free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by Palatin not to sue third Persons; and (d) to the actual knowledge of Palatin, after having made a reasonable inquiry, neither the manufacture, use, offer for sale, sale or importation of Products currently being developed by Palatin, nor to the knowledge of Palatin, the conduct of the Development and Marketing Program as set forth in the portion of the Development and Marketing Plan set forth in Exhibit A provided by Palatin, will infringe or misappropriate the intellectual property rights of any third party.

12.11 THE CT LICENSE AGREEMENT. Neither Palatin nor, to the knowledge of Palatin without the obligation to perform due diligence, CT is in material breach of the CT Agreement and, to the knowledge of Palatin without the obligation to perform due diligence, the CT License Agreement is legal, valid, binding, enforceable and in full force and effect in all material respects.

12.12 GOVERNMENT FUNDING. To the extent Palatin has obtained or used any government funding in connection with the research or development of any Products or any subject matter disclosed in any Palatin Patent Rights, including without limitation pursuant to any grants from the National Institutes of Health, Palatin has complied in all material respects with the terms and conditions of such funding agreements and grants, and with all Applicable Laws with respect thereto.

        King further represents and warrants to Palatin as follows:

12.13 STATEMENTS IN CONNECTION WITH INVESTIGATIONS. Each communication by King or its representatives to Palatin or its representatives, whether oral, written, electronic or otherwise, relating to an investigation of Medicaid claims and the state and local equivalents thereof by the SEC, the Office of Inspector General at the Department of Health & Human Services, the Department of Justice, the Department of Veterans Affairs, and the Centers for Medicare and Medicaid Services and all other governmental entities investigating any Medicaid claims, did not when made, and does not, contain any untrue statement of material fact, or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

13. INDEMNIFICATION

13.1 INDEMNIFICATION OF KING BY PALATIN. Palatin shall indemnify, defend and hold harmless King, its Affiliates and their respective directors, officers, employees, and agents (the "King Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) (collectively, "Losses") incurred by or imposed upon the King Indemnitees, or any one of them, in connection with any investigations, settlements, corporate integrity agreements or other similar agreements, claims, causes of action, liabilities, suits, actions, demands or judgments of third parties, including without limitation personal injury and product liability matters and claims of suppliers and Palatin employees (except in cases where such claims, suits, actions, demands or judgments result from a material breach of this Agreement, negligence or willful misconduct, on the part of King) arising out of (a) any act or omission of Palatin in the performance of the Development and Marketing Program, (b) the breach of this Agreement, including the breach of any representation or warranty of Palatin under Section 12 hereof,
(c) the negligence or willful misconduct of Palatin, its Affiliates or their respective employees or agents in the performance of any obligation under this Agreement, (d) acts or omissions of Palatin prior to the Effective Date, irrespective of when the relevant claim, cause of action, etc. is filed, (e) any government funding received by Palatin prior to the Effective Date in connection with the research or development of any Products or any subject matter disclosed in any Palatin Patent Rights, including without limitation pursuant to any grants from the National Institutes of Health, and the failure of Palatin to comply in all material respects with the terms and conditions of such funding agreements and grants, and with all Applicable Laws with respect thereto, including without limitation to obtain any necessary permits or waivers thereunder, and (f) any and all Marketing and Development of Products by Palatin post-termination, as permitted pursuant to Section 11.2 hereof.

13.2 INDEMNIFICATION OF PALATIN BY KING. King shall indemnify, defend and hold harmless Palatin and its Affiliates and their respective directors, officers, employees, and agents (the "Palatin Indemnitees"), against any Losses incurred by or imposed upon the Palatin Indemnitees, or any one of them, in connection with any investigations, settlements, corporate integrity agreements or other similar agreements, claims, causes of action, liabilities, suits, actions, demands or judgments of third parties, including without limitation personal injury and product liability matters, government or regulatory investigations, and claims of suppliers and King employees (except in cases where such claims, suits, actions, demands or judgments result from a material breach of this Agreement, negligence or willful misconduct on the part of Palatin), arising out of (a) any act or omission of King in the performance of the Development and Marketing Program, (b) the breach of this Agreement, including the breach of any representation or warranty of King under Section 12 hereof, (c) the negligence or willful misconduct of King, its Affiliates or their respective employees or agents in the performance of any obligation under this Agreement, (d) acts or omissions of King prior to the Effective Date, irrespective of when the relevant claim, cause of action etc. is filed and (e) any and all Marketing and Development of Products by King post-termination, as permitted pursuant to
Section 11.2 hereof.

13.3 CONDITIONS TO INDEMNIFICATION. A Party seeking indemnification under this
Section 13 (the "Indemnified Party") shall give prompt notice of the claim to the other Party (the "Indemnifying Party") and, provided that the Indemnifying Party is not contesting the indemnity obligation, shall permit the Indemnifying Party to control any litigation relating to such claim and disposition of any such claim. The Indemnifying Party shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any claim as the settlement or disposition relates to Parties being indemnified under this
Section 13. The Indemnifying Party shall not settle or otherwise resolve any claim without prior notice to the Indemnified Party and the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed) if such settlement involves anything other than the payment of money by the Indemnifying Party. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in its defense of any claim for which indemnification is sought under this Section 13 and shall have the right to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification.

13.4 INSURANCE. In addition to the insurance coverages required by Section 5.4 hereof, each Party shall obtain other insurance coverage from first class insurers in types and amounts commensurate with industry standards for such Party's activities hereunder.

13.5 WARRANTY DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

13.6 LIMITED LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PALATIN NOR KING WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

14. REMEDIES

        Subject to the terms of this Agreement, the Parties are not excluded from exercising or seeking any and all rights and remedies available, in law or in equity, under applicable law.

15. MISCELLANEOUS

15.1 NOTICES. All notices and communications shall be in writing, mailed via certified mail, return receipt requested, courier, facsimile transmission or e-mail with acknowledgment of receipt by overnight courier addressed as follows, or to such other address as may be designated from time to time:

         If to King:                           If to Palatin:
         501 Fifth Street                      Palatin Technologies, Inc.
         Bristol, Tennessee 37620              Cedar Brook Corporate Centre
         Tel: (423) 989-8000                   4-C Cedar Brook Drive
         Fax:                                  Cranbury, New Jersey 08512
         Attention: General Counsel            Tel: (609) 495-2200
                                               Fax: (609) 495-2203
         With a copy to:                       Attention: Carl Spana, Ph.D.
         501 Fifth Street
         Bristol, Tennessee 37620              With a copy to:
         Tel: (423) 989-8000                   Stephen T. Wills
         Fax:                                  Palatin Technologies, Inc.
         Attention: Business Development       Cedar Brook Corporate Centre
                                               4-C Cedar Brook Drive
                                               Cranbury, New Jersey 08512
                                               Tel: (609) 495-2200
                                               Fax: (609) 495-2203

                                               And a copy to:
                                               Mintz Levin Cohn Ferris
                                               Glovsky and Popeo PC
                                               666 Third Avenue
                                               New York, New York 10017
                                               Tel: (212) 935-3000
                                               Fax: (212) 983-3115
                                               Attention: Faith L. Charles, Esq.


        Except as otherwise expressly provided in this Agreement or in writing by both Parties, any notice, communication or payment required to be given or made shall be deemed given or made and effective when received.

15.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

15.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

15.4 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

15.5 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

15.6 AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

15.7 NO THIRD PARTY BENEFICIARIES. No Third Party, including any employee of any Party to this Agreement, shall have or acquire any rights by reason of this Agreement.

15.8 PURPOSES AND SCOPE. The Parties hereto understand and agree that this Collaboration is limited solely to the Field in the Territory and in the ROW, and to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

15.9 PERFORMANCE BY AFFILIATES. Each Party shall have the right to direct its wholly-owned Affiliates to act in satisfaction of such Party's or Affiliate's obligations hereunder or make an assignment to an Affiliate in accordance with
Section 15.10, provided that such Party shall remain liable and fully responsible for the performance of such Affiliate hereunder.

15.10 ASSIGNMENT AND SUCCESSORS. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates (subject to Section 15.9), to any purchaser of all of its assets and/or all of its assets to which this Agreement relates or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation. Any attempted assignment in violation of this Section 15.10 shall be null, void and of no effect. This Agreement shall be binding upon and inure to the benefit of all permitted successors-in-interest and assigns.

15.11 FORCE MAJEURE. In the event of the occurrence of a Force Majeure, the Parties shall not be deemed in breach of their obligations to the extent of the Force Majeure. The Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

15.12 INTERPRETATION. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

15.13 INTEGRATION; SEVERABILITY. This Agreement, the Securities Purchase Agreement, and the Warrant are the sole agreements with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same. If any provision of this Agreement (including without limitation the temporal and substantive scope of the restrictions set forth in Section 7.6) is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, such provision or portion thereof will be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable law, and it is the intention of the Parties that the remainder of the Agreement shall not be affected.

15.14 FURTHER ASSURANCES. Each of Palatin and King agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Parties have caused this Collaborative Development and Marketing Agreement to be executed by their duly authorized representatives as of the Effective Date.


                                        PALATIN TECHNOLOGIES, INC.,


                                        By:
                                            ----------------------------------
                                        Dr. Carl Spana
                                        President and Chief Executive Officer


                                        KING PHARMACEUTICALS, INC.,


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT A

               INITIAL PLAN FOR DEVELOPMENT AND MARKETING PROGRAM

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]

                                                                       EXHIBIT B


                                PRECLINICAL PLAN

                                                                       EXHIBIT C


                                  CLINICAL PLAN

                                                                       EXHIBIT D


                             MANUFACTURING/CMC PLAN

                                                                       EXHIBIT E


                                 REGULATORY PLAN

                                                                       EXHIBIT F


                                 MARKETING PLAN

                                                                       EXHIBIT G


                           ACCOUNTING AND FINANCE PLAN

                                                                       EXHIBIT H


                      FORM OF SECURITIES PURCHASE AGREEMENT

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is made effective as of ______________, _______ (the "Effective Date") by and between Palatin Technologies, Inc. a Delaware corporation, with its principal place of business at Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512 (the "Company"), and King Pharmaceuticals, Inc., a Tennessee corporation with a place of business at 501 Fifth Street, Bristol, Tennessee 37620 (the "Purchaser"). The Company and the Purchaser are sometimes hereafter referred to individually as a "Party" and together as the "Parties." Capitalized terms not defined in this Agreement shall have the meaning given to them in the Collaborative Development and Marketing Agreement by and between the Company and the Purchaser, dated August 12, 2004 (the "Collaboration Agreement").

         WHEREAS, the Company and the Purchaser have previously entered into the Collaboration Agreement for the purpose of developing and marketing Products derived from Palatin Technology, Palatin Patent Rights, and Proprietary Materials; and

         WHEREAS, the Company desires to issue and sell to the Purchaser, from time to time, and the Purchaser desires to acquire, from time to time, on the terms and subject to the conditions set forth in this Agreement, shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of Common Stock for an aggregate purchase price of up to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the "Purchase Price") in a private placement basis pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as provided in this Agreement and the Collaboration Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the Parties hereto agree as follows:

ARTICLE 1 PURCHASE AND SALE OF THE COMMON STOCK AND WARRANT

1.1 INITIAL CLOSING. Subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties set forth in this Agreement, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company on the date hereof (i) _____________(1) (_________) shares of Common Stock (the "Initial Common Stock") and (ii) a three (3) year warrant to purchase _____________ shares of the Company's Common Stock at an exercise price of $________ per share, for an aggregate purchase price of $5 million. The warrant shall be in the form attached to the Collaboration Agreement as Exhibit I, (the "Warrant"). The closing of the purchase and sale of the Initial Common Stock and Warrant (the "Initial Closing") shall take place at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC, 666 Third Ave., New York, NY 10017 at 10:00 a.m. on the date hereof, or at such time and date thereafter as the Purchaser and the Company may agree (the "Initial Closing Date"). At the Initial Closing, the Company will execute, issue, and deliver to the


--------
(1) The number of shares of common stock shall be determined by dividing $5 million by the product of (i) one and one-fourth (1.25) and (ii) the average closing price of the company's common stock as listed on the American Stock Exchange for the twenty (20) trading day period immediately preceding the Effective Date of the Collaboration Agreement.

Purchaser (i) a certificate in the name of the Purchaser for the number of shares of Initial Common Stock being purchased against delivery by such Purchaser to the Company of the applicable portion of the Purchase Price by wire transfer or other method acceptable to the Company and (ii) the Warrant.

1.2 SUBSEQUENT CLOSINGS. In accordance with Section 6.3 of the Collaboration Agreement, and subject to Article 7 hereof, upon achievement of the development milestones as determined and identified in Section 6.3 of the Collaboration Agreement, additional closings (each a "Subsequent Closing") of the issuance of Common Stock ("Additional Common Stock") and the issuance of an additional Warrant (the "Additional Warrant") shall take place at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC, 666 Third Ave., New York, NY 10017 on the date that is within ten (10) days after the determination of the first achievement of each such development milestone, or at such time and date thereafter as the Purchaser and the Company may agree (each a "Subsequent Closing Date"), but in no event later than the date milestone payments are made pursuant to Section 6.3.1 of the Collaboration Agreement. At each Subsequent Closing, the Company will execute, issue and deliver to the Purchaser a certificate in the name of the Purchaser for the number of shares of Additional Common Stock being purchased against delivery by such Purchaser to the Company of the applicable portion of the purchase price by wire transfer or other method acceptable to the Company. In addition, at the Subsequent Closing that occurs in connection with the milestone identified in Section 1.2(a) below, the Company will execute, issue and deliver to the Purchaser the Additional Warrant. Subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties as shall be made on each Subsequent Closing Date, the Company agrees to issue to the Purchaser at the applicable Subsequent Closing, such number of shares of Additional Common Stock, and the Company further agrees to issue to the Purchaser the Additional Warrant upon completion of the milestone identified in (a) below, in each case as shall be determined as follows:

(a) upon [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] for ED Product, as determined in accordance with Section 6.3.4 of the Collaboration Agreement, by dividing [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the aggregate Purchase Price to be paid by the Purchaser for the number of shares to be issued pursuant to this Section 1.2(a)) by the product of (i) one and one-fourth (1.25) and (ii) the average closing price of the Company's common stock as listed on the American Stock Exchange ("AMEX") (or, if not listed on AMEX, such other principal national securities exchange or market system on which the shares are listed)) for the twenty (20) trading day period (the "20 Day Average") immediately preceding the date of achievement of such development milestone;

(b) upon [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] for ED Product, as determined in accordance with Section 6.3.4 of the Collaboration Agreement, by dividing [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the aggregate Purchase Price to be paid by the Purchaser for the number of shares to be issued pursuant to this Section 1.2(b)) by the product of (i) one and one-fourth (1.25) and (ii) the 20 Day Average for the period immediately preceding the date of achievement of such development milestone;

(c) upon [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] for FSD Product, as determined in accordance with Section 6.3.4 of the Collaboration Agreement, by dividing [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the aggregate Purchase Price to be paid by the Purchaser for the number of shares to be issued pursuant to this Section 1.2(c)) by the product of (i) one and one-fourth (1.25) and (ii) the 20 Day Average for the period immediately preceding the date of achievement of such development milestone;

(d) upon [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] for ED Product, as determined in accordance with Section 6.3.4 of the Collaboration Agreement, by dividing [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the aggregate Purchase Price to be paid by the Purchaser for the number of shares to be issued pursuant to this Section 1.2(d)) by the product of (i) one and one-fourth (1.25) and (ii) the 20 Day Average for the period immediately preceding the date of achievement of such development milestone; and

(e) upon [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] for FSD Product, as determined in accordance with Section 6.3.4 of the Collaboration Agreement, by dividing [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the aggregate purchase price to be paid by the Purchaser for the number of shares to be issued pursuant to this Section 1.2(d)) by the product of (i) one and one-fourth (1.25) and (ii) the 20 Day Average for the period immediately preceding the date of achievement of such development milestone;

provided; however that, if the purchase of Additional Common Stock pursuant to any or all of the foregoing clauses would result in the Purchaser becoming the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) of 5% or greater of the total shares of Common Stock outstanding on such Subsequent Closing Date, then the Purchaser shall have the right to, at its sole option, make a nonrefundable, noncreditable cash milestone payment to the Company pursuant to Section 6.3.1 of the Collaboration Agreement in lieu of purchasing Additional Common Stock.

Notwithstanding the foregoing, on any Subsequent Closing Date, the Purchaser may, at its sole option, elect to make a nonrefundable, noncreditable cash milestone payment to the Company pursuant to Section 6.3.1 of the Collaboration Agreement in lieu of purchasing Additional Common Stock and, in the case of
Section 1.2(a), the Additional Warrant. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

If at any time following the Initial Closing or any Subsequent Closing the Company takes any actions that would result in the Common Stock beneficially owned by the Purchaser representing 5% or greater of the then outstanding Common Stock of the Company, the Company shall be obligated, at the written request of the Purchaser, to purchase an amount of Common Stock from the Purchaser, within 5 business days of the Purchaser's written request, in an aggregate amount such that following such purchase by the Company, the Purchaser will be the beneficial owner of less than 5% of the then outstanding Common Stock. The price to be paid by the Company for such purchase shall be the 20 Day Average for the period immediately preceding such purchase.

The purchase price shall be paid by wire transfer or other method acceptable to the Purchaser and the Purchaser shall deliver to the Company the certificate(s) representing the shares of Common Stock purchased by the Company.

In the event fractional shares result from the calculations identified in this
Section 1.2, such fractional share shall be rounded down to the nearest whole number of shares.

The shares of Common Stock underlying each of the Warrant and the Additional Warrant shall be referred to herein as the "Warrant Shares" and the form of Warrant attached to the Collaboration Agreement as Exhibit I shall be the form for each of the Warrant and the Additional Warrant with the date of issuance, the number of shares, the exercise price and the expiration date, being the only differences between the two warrants, unless otherwise agreed to in writing by the Company and the Purchaser.

ARTICLE 2 THE COMPANY'S REPRESENTATIONS AND WARRANTIES

        In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, and except as set forth on the Company Disclosure schedule attached hereto as Exhibit A, if any, the Company represents and warrants to the Purchaser as follows:

2.1 INCORPORATION, STANDING AND QUALIFICATION OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and to the extent described in the Company's SEC Filings (as defined below). The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations or prospects of the Company or its subsidiaries considered as a whole (a "Material Adverse Effect").

2.2 CORPORATE POWER AND AUTHORITY. The Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the authorization, issuance and delivery of the Warrant and the Initial Common Stock at the Initial Closing, the Additional Common Stock, and the Additional Warrant, as applicable, at each of the Subsequent Closings, if any, and the Warrant Shares upon the valid exercise of the Warrant and the Additional Warrant, as applicable, and to engage in the transactions contemplated hereby. The Company has taken all requisite corporate action to make all the provisions of this Agreement the valid and enforceable obligations they purport to be. No consent of any stockholder of the Company is required for the valid execution, issuance and delivery by the Company of the Agreement, the Initial Common Stock, the Warrant, the Additional Warrant, the Warrant Shares or, to the Company's knowledge, the Additional Common Stock. Upon the execution and delivery hereof and thereof, this Agreement and the Warrant will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

2.3 CAPITALIZATION. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $0.01 per share, of which 264,000 shares have been designated Series A Convertible Preferred Stock ("Series A Preferred Stock"). The Company has adopted its 1996 Stock Option Plan (the "Plan") under which 5,000,000 shares of Common Stock are reserved for issuance. As of August 10, 2004, there were (i) 52,804,381 shares of Common Stock issued and outstanding, (ii) 11,697 shares of Series A Preferred Stock issued and outstanding, which are convertible into 444,752 shares of Common Stock, (iii) 308 shares of Common Stock reserved for issuance to previous holders of Series A Preferred Stock due to a retroactive conversion price adjustment, (iv) 4,392,775 shares of Common Stock reserved for issuance on exercise of outstanding options, and (v) 8,019,300 shares of Common Stock reserved for issuance on exercise of outstanding warrants. The Company has delivered to its stockholders a proxy statement in connection with a special meeting in order to increase the authorized common stock from 75,000,000 to 150,000,000 shares and to increase the number of shares available for issuance under the Plan from 5,000,000 to 10,000,000. If the stockholders approve both the proposed increase in authorized common stock and the proposed increase in shares available for issuance under the Plan, then options to purchase 906,200 shares under the Plan, granted subject to stockholder approval of the increases, will become effective and outstanding. Except as described above, there are no subscriptions, options, warrants or other rights (contingent or otherwise) to purchase or otherwise acquire shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. No holder of any security of the Company is entitled to preemptive, first refusal or similar statutory, contractual or other rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company, or to the Company's knowledge, to which any other person is a party.

2.4 NO VIOLATION. Neither the Company nor any of its subsidiaries is in violation of any term or provision of their respective charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would result in a Material Adverse Effect.

2.5 NO DEFAULT. Neither the execution, delivery and performance of this Agreement or the Collaboration Agreement by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the shares of Initial Common Stock and Additional Common Stock and the issuance of the Warrant, the Additional Warrant and the Warrant Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, accelerate the share issuance under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries in each case, that would result in a Material Adverse Effect or that would violate any provision of the charter or by-laws of the Company or any of its subsidiaries.

2.6 VALID ISSUANCE; SECURITIES LAWS. The Initial Common Stock and the Warrant, upon the Initial Closing and the Additional Warrant and Additional Common Stock, if any, when issued upon each of the Subsequent Closings sold and delivered in accordance with the terms hereof for the consideration set forth herein, will be duly and validly authorized and issued, fully paid and non-assessable and, assuming the representations and warranties of the Purchaser contained in
Article 3 of this Agreement are and will be true and correct, will be issued in compliance with all applicable federal and state securities laws in connection with the offer, issuance and sale of the securities at the Initial Closing and each Subsequent Closing. Assuming the proper and valid exercise of the Warrant and Additional Warrant, if any, in accordance with their terms, the Warrant Shares, will be validly issued, fully paid and non-assessable. The Initial Common Stock, the Additional Common Stock and the Warrant Shares will be free of transfer restrictions other than the restrictions set forth in Article 5 hereof and the transfer restrictions imposed by any federal or state securities laws.

2.7 GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the issuance of the securities contemplated herein shall have been obtained prior to and be effective as of the Initial Closing and each Subsequent Closing, including any securities or blue sky filings in connection with the purchase and sale of the securities at the Initial Closing and each of the Subsequent Closings, if any.

2.8 SEC FILINGS. The Company has timely filed with the Securities and Exchange Commission (the "SEC") all reports, registration statements and other documents required to be filed by it since July 1, 2003 (the "SEC Filings") under the Securities Act and the Exchange Act. The SEC Filings were prepared in accordance and, as of the date on which each such SEC Filing was filed with the SEC, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be. None of such SEC Filings, including, without limitation, any financial statements, exhibits or schedules included therein or documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent information contained in any of the SEC Filings has been revised, corrected, superseded or updated by a later filing of any such form, report or document, none of the SEC Filings currently contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.9 LITIGATION. Except and to the extent disclosed in the Company's SEC Filings, there is no action, litigation or proceeding pending or, to the Company's knowledge, threatened against or involving the Company in any court or before or by any agency or regulatory body which could result in a judgment or liability against the Company or which would result in a Material Adverse Effect.

2.10 BROKERS AND FINDERS. No person or entity will have, as a result of the transactions contemplated by this Agreement or the Collaboration Agreement, any right, interest or valid claims against or upon the Company or the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its agents.

2.11 INDEPENDENT ACCOUNTANTS. KPMG LLP, whose reports are included as a part of the SEC Filings, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act, and the rules and regulations of the SEC thereunder.

2.12 AMEX COMPLIANCE; LISTING. The Company is in compliance with the requirements of the AMEX for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the AMEX is contemplating terminating such listing nor, to the Company's knowledge, is there any basis therefor. The transactions contemplated by this Agreement do not and will not contravene the rules and regulations of the AMEX.

2.13 SOLICITATION; OTHER ISSUANCES OF SECURITIES. Neither the Company nor any of its subsidiaries or affiliates, nor any Person acting on its or their behalf,
(i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Common Stock, the Warrant or the Warrant Shares, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Common Stock or the Warrants, under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Initial Common Stock, Additional Common Stock, the Warrant, the Additional Warrant or the Warrant Shares to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Initial Common Stock, Additional Common Stock, the Warrant, the Additional Warrant or the Warrant Shares under the Securities Act or cause the offering of the Initial Common Stock, Additional Common Stock, the Warrant, the Additional Warrant or the Warrant Shares to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers, the offer and sale of the Initial Common Stock, the Additional Common Stock, the Warrant, the Additional Warrant or the Warrant Shares by the Company to the Purchaser pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

2.14 INVESTMENT COMPANY. The Company is not and, after giving effect to the offering and sale of the Common Stock, the Warrant, the Additional Warrant or the Warrant Shares as contemplated by this Agreement, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE 3 THE PURCHASER'S REPRESENTATIONS AND WARRANTIES

        The Purchaser represents and warrants to the Company as follows:

3.1 INVESTMENT REPRESENTATIONS. The Purchaser's present intention is to acquire the Initial Common Stock and the Warrant at the Initial Closing and the Additional Common Stock at each Subsequent Closing, if any, and the Warrant Shares upon exercise of the Warrant, for its own account and for the purpose of investment, and not with a view to distribution or resale thereof. The Purchaser acknowledges that it possesses such knowledge, sophistication and experience in financial and business matters as to be able to evaluate the merit and risks of an investment in such securities and that it can bear the economic risk of its investment.

3.2 LEGENDS ON STOCK CERTIFICATES. The Purchaser further represents that it understands and agrees that all certificates evidencing the Warrant, the Additional Warrant, the Warrant Shares and any of the Common Stock issued at the Initial Closing and the Subsequent Closings, if any, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THE SALE OF SUCH SECURITIES OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED ________________, _____ BETWEEN THE COMPANY AND THE REGISTERED OWNER OF SUCH SECURITIES (OR SUCH OWNER'S PREDECESSOR IN INTEREST). THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT WITHOUT CHARGE UPON WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE."

3.3 ACCESS TO INFORMATION. The Purchaser acknowledges that it has had (i) the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the sale and issuance of the securities contemplated herein, (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to such investment. The foregoing, however, does not limit or modify the representation and warranties of the Company in Section 2 of the Agreement or the right of the Purchaser to rely thereon.

3.4 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.5 TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAWS. The Purchaser understands that none of the Warrant, the Additional Warrant, the Warrant Shares, the shares of Common Stock issued at the Initial Closing or each Subsequent Closing, if any, have been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of such Common Stock, except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws; required herein, the Company does not have any present intention and is under no obligation to register the securities issued at the Initial Closing and each Subsequent Closing, if any under the Securities Act and other applicable securities laws. Accordingly, Purchaser acknowledges it may be required to hold such securities and bear the economic risk of its investment for an indefinite period of time.

3.6 BROKERS AND FINDERS. No person or entity will have, as a result of the transactions contemplated by this Agreement or the Collaboration Agreement, any right, interest or valid claims against or upon the Company or the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or its agents.

ARTICLE 4 CLOSING CONDITIONS

4.1 CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT THE INITIAL CLOSING AND THE SUBSEQUENT CLOSINGS. The Purchaser's obligation to purchase and pay for the securities to be purchased by it at the Initial Closing and each Subsequent Closing, if any, is subject to the satisfaction by the Company, on or before the date hereof, in the case of the Initial Closing, or on or before the relevant Subsequent Closing Date, in the case of a Subsequent Closing, of the following conditions:


(a) Representations and Warranties. The Company's representations and warranties contained in Article 2 shall be true and correct in all material respects on and as of the date hereof and on the relevant Subsequent Closing Date with the same effect as made on and as of such date.

(b) Performance of Obligations. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement in all material respects that are required to be performed or complied with by it on or before the Initial Closing Date or the relevant Subsequent Closing Date, as the case may be.

(c) Officer's Certificate. The Purchaser shall have received a certificate signed by the President and Chief Executive Officer of the Company attesting as to satisfaction of the conditions in Section 4.1(a) and
         (b) hereof.

(d) Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate of the secretary of the Company dated as of the Initial Closing Date, certifying that (A) attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Common Stock, the Warrant, the Additional Warrant and the Warrant Shares and that all resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby; (C) that attached thereto is a true and complete copy of the Company's Certificate of Incorporation as in effect on the date of such certification; and (D) to the incumbency and specimen signature of certain officers of the Company.

(e) Good Standing Certificate. The Company shall have delivered to the Purchaser a good standing certificate with respect to the Company from the Secretary of State of the State of Delaware dated no more than 15 days prior to the Initial Closing Date or the relevant Subsequent Closing Date, as the case may be.

(f) Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or the Collaboration Agreement.

(f) Listing. The Company will file a Listing of Additional Shares Application with AMEX, as applicable, with respect to the shares of Common Stock that may be issued at the Initial Closing, the Additional Common Stock that may be issued at each Subsequent Closing and the Warrant Shares.

(g) Legal Opinion. The Company shall have delivered to the Purchaser a Legal Opinion, dated as of the Subsequent Closing, from Mintz Levin Cohn Ferris Glovsky and Popeo, PC, counsel to the Company, in the form attached as Annex A hereto.

(h) Milestone Achievement. The relevant milestone with respect to the applicable Subsequent Closing identified in Section 1.2 shall have been achieved as determined and identified in Section 6.3 of the Collaboration Agreement.


4.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE INITIAL CLOSING AND THE SUBSEQUENT CLOSINGS. The Company's obligation to issue to the Purchaser the securities at the Initial Closing and each Subsequent Closing, if any, is subject to the satisfaction by the Purchaser, on or before such applicable closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Purchaser contained in Article 3 shall be true and correct in all material respects on and as of the date hereof and on and as of the relevant Subsequent Closing Date with the same effect as made on and as of such date.

(b) Performance of Obligations. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement in all material respects that are required to be performed or complied with by it on or before the Initial Closing Date or the relevant Subsequent Closing Date, as the case may be.

(c) Officer's Certificate. The Company shall have received a certificate signed by the President and Chief Executive Officer of the Purchaser attesting as to satisfaction of the conditions in Section 4.2(a) and
         (b) hereof.

(d) Payment of Purchase Price. The Purchaser shall have delivered to the Company and the Company shall have received payment in full of the purchase price relating to the securities to be purchased by such Purchaser at the Initial Closing Date and such relevant Subsequent Closing in accordance with Sections 1.1 and 1.2, respectively.

(e) Consents and Waivers. The Purchaser shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Collaboration Agreement.

(f) Milestone Achievement. The relevant milestone with respect to the applicable Subsequent Closing identified in Section 1.2 shall have been achieved as determined and identified in Section 6.3 of the Collaboration Agreement.

ARTICLE 5 FURTHER AGREEMENTS

5.1 AGREEMENT NOT TO SELL. Except as otherwise contemplated by this Agreement, notwithstanding the provisions of Article 6, the Purchaser hereby agrees that for a one (1) year period commencing from (i) the date of the Initial Closing with respect to the securities issued at the Initial Closing and (ii) the dates of each of the Subsequent Closings, if any, with respect to the securities issued at each Subsequent Closing, the Purchaser shall not sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights (collectively, a "Disposition") with respect to the securities issued pursuant at the Initial Closing and the Subsequent Closings, if any, as well as the Common Stock underlying the Warrant and the Additional Warrant, if any, or any other securities of the Company issued in respect of the Warrant, the Additional Warrant or the Common Stock underlying the Warrant or the Additional Warrant (by way of stock split, stock dividend or other distribution, recapitalization or otherwise) (for purposes of this Section 5.1, collectively, the "Securities"), otherwise than with the prior written consent of the Company. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the applicable restricted period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. The Purchaser also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Securities held by the Purchaser except in compliance with the foregoing restrictions.

5.2 20 DAY AVERAGE ADJUSTMENTS. The Company hereby agrees that if during any of the twenty (20) day periods that are used to calculate the 20 Day Average under Sections 1.2(a) - (e), the Company undertakes a stock split or combination that causes an immediate adjustment to the market price of its common stock during such twenty (20) day period, then the closing prices used to calculate the 20 Day Average that were unaffected by such split or combination shall be adjusted as if such split or combination had occurred prior to the calculation of the 20 Day Average.

ARTICLE 6 REGISTRATION RIGHTS

6.1 DEMAND REGISTRATION.

         (a) At any time following the one (1) year anniversary of the Initial Closing Date (or such earlier date if the Company waives in writing the transfer restrictions contained in Article 5 hereof) if there is no registration statement in effect pursuant to Section 6.2 hereof, the Purchaser may make two
(2) written requests for registration under the Securities Act covering the resale of the Initial Common Stock, the Warrant Shares and the Additional Common Stock, if any (all of them, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by the Purchaser, the "Registrable Securities") by the Purchaser (each, a "Demand Registration"), it being understood that the Purchaser shall not be able to exercise its second right for a Demand Registration until after the achievement of the development milestone set forth in Section 1.2(e) hereof. Any such request will specify the number of shares of Registrable Securities proposed to be offered for sale by the Purchaser and will also specify the intended method of disposition thereof. Any Registration Statement filed pursuant to this
Section 6.1 is referred to as a "Demand Registration Statement."

         (b) If the Purchaser elects, the offering of the Registrable Securities pursuant to such Demand Registration Statement will be in the form of an underwritten offering. Subject to the reasonable approval of the Company (not to be unreasonably withheld or delayed), the Purchaser will select the managing underwriter and any additional underwriters in connection with the offering. If, in connection with any Demand Registration that is to be an underwritten offering, the Company or any other stockholders also desire to sell shares of Common Stock and the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any shares proposed to be sold by the Company for its own account and any other issued and outstanding shares of Common Stock or other securities proposed to be included therein by holders other than the holders of Registrable Securities (such other holders' shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, including the price at which such securities can be sold, then the Company will include in such registration (i) first, the Registrable Securities requested to be included by the Purchaser so that the total number of Registrable Securities to be included in such offering for the account of the Purchaser will not exceed the number recommended by such managing underwriter, (ii) second, the shares of Common Stock the Company proposes to offer for sale, which number of shares to be registered will be reduced to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter and (iii) third, such number of Other Shares as the holders thereof desire to offer for sale and the Company and the managing underwriter recommend be included in such offering. The Purchaser shall be permitted to remove all or any part of the Registrable Securities held by it from any Demand Registration Statement at any time prior to the effective date of the registration statement covering such Registrable Securities.

6.2 PIGGYBACK REGISTRATION. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to (i) any universal shelf registration statement on Form S-3 filed or which may be filed by the Company for its own account, (ii) registration statements on Forms S-4, S-8 or their successors, or any other form for a similar limited purpose, (iii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or (iv) another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser, received by the Company within 20 days after the giving of any such notice by the Company (or such longer period as set forth in the Company's notice), to register any of its RegistrableSecurities, the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Purchaser of the Registrable Securities. In the event that any registration pursuant to this
Section 6.2 shall be, in whole or in part, an underwritten public offering of Common Stock, the Purchaser's participation in such underwriting shall be on the terms set forth herein. Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any shares proposed to be sold by the Company for its own account and any Other Shares held by other holders would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, including the price at which such securities can be sold, then the Company will include in such registration (i) first, the Common Stock requested to be included by the Company so that the total number of shares of Common Stock included in the offering will not exceed the number recommended by the managing underwriter (ii) second, the Registrable Securities requested to be included by the Purchaser so that the total number of Registrable Securities to be included in such offering for the account of the Purchaser will not exceed the number recommended by such managing underwriter, and (iii) third, such number of Other Shares of Common Stock as the holders thereof desire to offer for sale and the Company and the managing underwriter recommend be included in such offering.

Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 6.2 without thereby incurring any liability to the Purchaser. The Purchaser may elect, in writing, no less than five (5) business days prior to the anticipated effective date of a Registration Statement, not to register any of its Registrable Securities. Notwithstanding anything to the contrary contained herein, the Purchaser shall not have the right to include all or any portion of the Registrable Securities in a registration statement, pursuant to this Section 6.2, if all of the Registrable Securities then held by the Purchaser becomes eligible for sale in any three (3) month period pursuant to Rule 144 under the Securities Act or any successor rule.

6.3 REGISTRATION PROCEDURES. If and whenever the Company is under an obligation pursuant to the provisions of this Article 6 to effect the registration of any Registrable Securities, the Company shall use its best efforts to:

(a) (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities, using such form of available registration statement as is reasonably selected by the Company (unless otherwise specified herein), and (ii) to cause such registration statement to become effective within ninety (90) days of the filing date;

(b) prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement continuously effective until the earlier (x) up to ninety (90) days or (y) the date that all Registrable Securities then held by the Purchaser becomes eligible for sale in any three (3) month period pursuant to Rule 144 under the Securities Act or any successor rule;

(c) so long as a registration statement is effective covering the resale of Registrable Securities owned by the Purchaser, furnish to the Purchaser with respect to the Registrable Securities registered under such registration statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(d) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchaser as may be legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) at any time when a prospectus covered by a registration statement is required to be delivered under the Securities Act, notify the Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Purchaser prepare, file and furnish to the Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing. The Company may delay amending or supplementing the prospectus for a period of up to 30 business days in any 365 day period if the Company is then engaged in negotiations regarding a material transaction that has not been publicly disclosed, and the Purchaser shall suspend their sale of Registrable Securities until an appropriate supplement or prospectus has been forwarded to them or the proposed transaction is abandoned;

(f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company's obligations under this Article 6, the Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(g) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such an order issued, to obtain the withdrawal thereof at the earliest possible time and to notify the Purchaser of the issuance of such order and the resolution thereof;

(h) permit counsel for the Purchaser to review and reasonably approve the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the SEC and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the SEC (or, in the case of comments made by the staff of the SEC, within a reasonable period of time following the receipt thereof by the Company).

6.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 that the Purchaser shall furnish to the Company such information as the Company shall reasonably request regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

6.5 EXPENSES. All expenses incurred in connection with a registration pursuant to Section 6.1 (excluding underwriters' and brokers' discounts and commissions incurred by the Purchaser), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

6.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 6.1 hereof:

         6.6.1 By the Company. To the extent permitted by applicable law, the Company will indemnify and hold harmless the Purchaser, each of its officers and directors and any person, if any, who controls the Purchaser within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") (collectively, the "Purchaser Indemnitees"), against any losses, claims, damages, expenses or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each Purchaser Indemnitee for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser Indemnitees.

        6.6.2 By the Purchaser. To the extent permitted by applicable law, Purchaser will indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, and any person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act (collectively, the "Company Indemnitees"), against any losses, claims, damages, expenses or liabilities (joint or several) to which they become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such registration; and Purchaser will reimburse any legal or other expenses reasonably incurred by the Company Indemnitees in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 6.6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Purchaser under this Section 6.6.2 in respect of any Violation shall not exceed the Purchase Price paid on the Initial Closing Date or any Subsequent Closing Date by the Purchaser out of which such Violation arises.

        6.6.3 Notice. Promptly after receipt by an indemnified party under this
Section 6.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties in their reasonable discretion; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, but only if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.6.

        6.6.4 Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Purchaser are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus (i) was furnished to the indemnified party and (ii) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

ARTICLE 7 TERMINATION AND NO CROSS DEFAULT

7.1 TERMINATION BY THE PURCHASER. The Purchaser may terminate its obligation to purchase Additional Common Stock at any Subsequent Closing under this Agreement if the Purchaser's obligations to make development milestone payments under
Section 6.3.1 of the Collaboration Agreement are terminated in accordance with
Article 11 of the Collaboration Agreement.

7.2 NO CROSS DEFAULT. Notwithstanding anything contained herein, the Parties hereby agree that a breach by either of the Parties under this Agreement shall not be and shall not be deemed to be a breach under the Collaboration Agreement.

ARTICLE 8 MISCELLANEOUS

8.1 NOTICES. All notices and communications shall be in writing, mailed via certified mail, return receipt requested, courier, facsimile transmission or e-mail with acknowledgment of receipt by overnight courier addressed as follows, or to such other address as may be designated from time to time:

        If to King:                                If to Palatin:
        501 Fifth Street                           Palatin Technologies, Inc.
        Bristol, Tennessee 37620                   Cedar Brook Corporate Centre
        Tel: (423) 989-8000                        4-C Cedar Brook Drive
        Fax:                                       Cranbury, New Jersey 08512
        Attention: General Counsel                 Tel: (609) 495-2200
                                                   Fax: (609) 495-2203
        With a copy to:                            Attention: Carl Spana, Ph.D.
        501 Fifth Street
        Bristol, Tennessee 37620                   With a copy to:
        Tel: (423) 989-8000                        Stephen T. Wills
        Fax:                                       Palatin Technologies, Inc.
        Attention: Business Development            Cedar Brook Corporate Centre
                                                   4-C Cedar Brook Drive
                                                   Cranbury, New Jersey 08512
                                                   Tel: (609) 495-2200
                                                   Fax: (609) 495-2203

                                                   And a copy to:
                                                   Mintz Levin Cohn Ferris Glovsky and Popeo PC
                                                   666 Third Avenue
                                                   New York, New York 10017
                                                   Tel: (212) 935-3000
                                                   Fax: (212) 983-3115
                                                   Attention: Faith L. Charles, Esq.

        Except as otherwise expressly provided in this Agreement or in writing by both Parties, any notice, communication or payment required to be given or made shall be deemed given or made and effective when received.

8.2 GOVERNING LAW. This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).

8.3 AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

8.4 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

8.5 PERFORMANCE BY AFFILIATES. Each Party shall have the right to direct its wholly-owned Affiliates to act in satisfaction of such Party's or Affiliate's obligations hereunder, provided that such Party shall remain liable for and unconditionally guarantee to the other Party the performance of such Affiliate hereunder. Notwithstanding the foregoing, the Company shall not have the right to direct a wholly-owned Affiliate, if any, to act in satisfaction of its obligations under Sections 1.1 and 1.2.

8.6 ASSIGNMENT AND SUCCESSORS. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any purchaser of all of its assets and/or all of its assets to which this Agreement relates or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation. Any attempted assignment in violation of this Section 8.5 shall be null, void and of no effect.

8.7 FORCE MAJEURE. In the event of the occurrence of a Force Majeure, the Parties shall not be deemed in breach of their obligations to the extent of the Force Majeure. The Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

8.8 INTERPRETATION. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement, and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, in the event conflicting terms exist between this Agreement and the Collaboration Agreement, the substance and interpretation of such terms shall be determined pursuant to the Collaboration Agreement.

8.9 INTEGRATION; SEVERABILITY. This Agreement, the Warrant and the Collaboration Agreement are the sole agreements with respect to the subject matter hereof and supersede all other agreements and understandings between the Parties with respect to the same. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.

8.10 FURTHER ASSURANCES. Each of the Company and Purchaser agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such agreements, documents and instruments, that may be necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

8.11 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.12 PUBLICITY. Neither Party may publicly disclose the existence or terms of this Agreement without the prior written consent of the other Party; provided, however, that either Party may make such a disclosure (a) to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or (b) to any investors, prospective investors, lenders and other potential financing sources who are obligated to keep such information confidential for at least as long as either Party has obligations to keep such information confidential under this Agreement. In the event that such disclosure is required as aforesaid, the disclosing Party shall make reasonable efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure. The Parties, upon the execution of this Agreement, will mutually agree to a press release with respect to the Collaboration Agreement for publication. Once such press release or any other written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.

8.13 EXPENSES. Except as set forth herein, each Party shall bear its own costs and expenses, including legal fees, in connection with the sale and issuance of the securities contemplated by this Agreement.

8.14 ARBITRATION. Any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, shall be resolved by binding arbitration in accordance with the provisions of Section 14 of the Collaboration Agreement.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.
                                         PALATIN TECHNOLOGIES, INC.,


                                         By:
                                            -----------------------------------
                                         Dr. Carl Spana
                                         President and Chief Executive Officer


                                         KING PHARMACEUTICALS, INC.,


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:



[Signature Page to Securities Purchase Agreement]

                                                                       EXHIBIT I

                                FORM OF WARRANTS

                                     FORM OF

                               WARRANT CERTIFICATE

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT, AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED ___________, _____________ BETWEEN THE COMPANY AND THE REGISTERED OWNER OF SUCH SECURITIES (OR SUCH OWNER'S PREDECESSOR IN INTEREST). THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT WITHOUT CHARGE UPON WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE."

                             _________ Warrants(1)

                           PALATIN TECHNOLOGIES, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                   THE WARRANTS EVIDENCED BY THIS CERTIFICATE
                      ARE NOT EXERCISABLE AFTER 5:00 P.M.,
                             NEW YORK CITY TIME, ON
                         _________________, ____, 20____

      THIS CERTIFIES THAT:

         KING PHARMACEUTICALS, INC., or its registered assigns, is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase from Palatin Technologies, Inc., a Delaware corporation (the "Company"), _____ ____ fully paid and nonassessable shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, exercisable on one or more occasions, in whole or in part, at the initial exercise price of $_____(2) per Warrant, as adjusted from time to time (the "Exercise Price") at any time prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. The term "Warrants" as used herein shall include this Warrant Certificate, and any warrants delivered in substitution or exchange therefor as provided herein. Payment of the Exercise Price shall be made in United States currency, by cash, certified or official bank check, checks, money order or wire transfer of commercially available funds payable to the order of the Company.

         This Warrant Certificate is issued under and in accordance with the Securities Purchase Agreement (the "Purchase Agreement"), dated as of [August __], 2004, between the Company and the Registered Holder, and is subject to the terms and provisions contained in the Purchase Agreement. Article 6 of the Purchase Agreement governs the registration rights of the shares of Common Stock underlying the Warrants. Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to such terms in the Purchase Agreement.

----------
(1) [Upon (a) execution of the Collaboration Agreement, the number of shares of Common Stock underlying this Warrant will be input and will be equal to the product of (i) 20% and (ii) the number of shares of Common Stock issued to Registered Holder pursuant to Section 1.1 of the Securities Purchase Agreement and (b) completion of the milestone identified in Section 1.2(a) of the Securities Purchase Agreement, the number of shares of Common Stock underlying this Warrant will be input and will be equal to the product of (i) 16% and (ii) the number of shares of Common Stock issued to Registered Holder pursuant to
Section 1.2(a) of the Securities Purchase Agreement.]

2 [Upon (a) execution of the Collaboration Agreement, the exercise price will be input and will be equal to one and one-fourth (1.25) times the per share purchase price as identified in Section 1.1 of the Securities Purchase Agreement (the average closing price of the Company's common stock as listed on the American Stock Exchange for the twenty (20) trading day period immediately preceding the Effective Date of the Collaboration Development and Marketing Agreement) and (b) completion of the milestone identified in Section 1.2(a) of the Securities Purchase Agreement, the exercise price will be input and will be equal to one and one-fourth (1.25) times the per share purchase price as identified in Section 1.2(a) of the Securities Purchase Agreement (the average closing price of the Company's common stock as listed on the American Stock Exchange for the twenty (20) trading day period immediately preceding the date of achievement of such development milestone).]

         As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which the Registered Holder is entitled as a result of its exercise of the Warrant, registered in accordance with the instructions set forth in the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrant shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock. As of the date of exercise, the holder of such shares of Common Stock shall, among other things, be entitled to vote such shares of Common Stock or to consent or to receive notice as a stockholder of the Company.

         In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate evidencing the right to purchase the shares of Common Stock representing the unexercised portion of the Warrant which shall be in all other respects identical to the Warrant Certificate. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

         The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, or a portion thereof, such number of its authorized but unissued shares of Common Stock as is sufficient to permit the exercise in full of all outstanding Warrants.

         Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

         (a)      In case the Company shall at any time after the date hereof
(i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide or convert the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares or otherwise increase or decrease the number of issued shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Registered Holder of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock (as determined below) on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and than only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or other rights with equity features), then the board of directors of the Company shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

         (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

         For the purpose of any computation under this Warrant, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be (a) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange or market system (including, for purposes hereof, the AMEX on which the Common Stock is listed for trading), (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or market system, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. or a similarorganization if AMEX is no longer reporting such information, or (c) if on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by AMEX or any similar organization, as determined by reference to the "Pink Sheets" published by the National Quotation Bureau or, if not so published, by such other method of determining the market value of a share of Common Stock, as the board of directors of the Company shall in good faith from time to time deem to be fair, whose determination shall be conclusive absent manifest error shall be used.

         No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

         In any case in which this Warrant Certificate shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holder, if the Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Registered Holder a due bill or other appropriate instrument evidencing the Registered Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         Upon each adjustment of the Exercise Price as a result of the calculations made pursuant to (b) and (c) above the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrants prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

         In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and number of shares of stock or other securities or property to which the Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization or for relevant record date for such entitlement. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of Warrant. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder of any warrant certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each Registered

         Holder that such sale or conveyance of other transfer has been consummated.

         In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrant, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holder of the Warrant shall have the right thereafter to receive upon exercise of the Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by the Registered Holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such reclassification or change and the term "Common Stock" shall thereafter include, without limitation, such stock and other securities or right to cash distribution. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

         Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by the prior paragraph in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding Warrant be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Registered Holder advising it of such transaction. The Registered Holder shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise the Warrant in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation, with respect to outstanding Warrant, the same consideration receivable by a Registered Holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the exercise price of the Warrant, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If a Registered Holder fails to timely notify the Company of its election, it shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Registered Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

         Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to the Registered Holder within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

         In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

         In case at any time the Company shall propose:

                  (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

                  (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

                  (d) to effect any liquidation, dissolution, or winding-up of the Company;

         then, in each such case, the Company shall cause notice of such proposed action to be mailed to the Registered Holder of a warrant certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

         Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchaseable upon exercise of each Warrant after giving effect to such adjustment.

         Irrespective of any adjustments pursuant to this Warrant, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

         The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrant exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or portion thereof, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

         The Registered Holder hereby agrees not to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights (collectively, a "Disposition") with respect to the Warrants or the Common Stock underlying the Warrants or any other securities of the Company issued in respect of the Warrants or the Common Stock underlying the Warrants (by way of stock split, stock dividend or other distribution, recapitalization or otherwise) (collectively, "Securities") now owned or hereafter acquired directly by the Registered Holder or with respect to which such Registered Holder has or hereafter acquires the power of Disposition, otherwise than with the prior written consent of the Company. The foregoing restrictions shall commence on the date hereof and end on the one-year anniversary of the date hereof (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. The Registered Holder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Securities held by the Registered Holder except in compliance with the foregoing restrictions.

         No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be __________ ___, 20___. The Warrant evidenced hereby shall thereafter become void.


         No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

         If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the whole or partial Warrant represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         Prior to the latest time at which the Warrant may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like Warrant, or portion thereof or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment. The Company may require the Registered Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

         Any Warrant Certificate surrendered upon the exercise of Warrant or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrant evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

         Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                  (a) transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

                  (b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrant evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

         The laws of the State of New York shall govern this Warrant
Certificate.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                             PALATIN TECHNOLOGIES, INC.,


                                             By:
                                                -------------------------------

                                     FORM OF

                              ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise of the Warrant represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrant, and requests that certificates for such shares be issued and delivered as follows:


ISSUE
TO:
-------------------------------------------------------------------------------





                                     (NAME)
-------------------------------------------------------------------------------

                          (ADDRESS, INCLUDING ZIP CODE)

   at
-------------------------------------------------------------------------------
(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

   DELIVER
TO:
-------------------------------------------------------------------------------

                                     (NAME)

   at
-------------------------------------------------------------------------------

                          (ADDRESS, INCLUDING ZIP CODE)

         If the portion of the Warrants hereby exercised is less than the full Warrant represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrant not exercised be issued and delivered as set forth below.

-------------------------------------------------------------------------------

         In full payment of the purchase price with respect to the Warrant exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ by cash, certified or official bank check or money order payable in United States currency to the order of the Company.


   Dated:
         ----------

-------------------------------------------------------------------------------
(Insert Social Security or other identifying number of holder) (Signature of registered holder)

-------------------------------------------------------------------------------
                  (Signature of registered holder, if co-owned)


         NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate
-------------------------------------------------------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the Warrant, [or potion thereof], set forth below:

Name of Assignee           Address                           Portion of Warrant
-------------------------------------------------------------------------------

         and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.


   Dated: __________

-------------------------------------------------------------------------------
(Insert Social Security or other               (Signature of registered holder)
identifying number of holder)

                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)